AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2013

SECURITIES ACT FILE NO. 2-87607

INVESTMENT COMPANY ACT FILE NO. 811-3896

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

PRE-EFFECTIVE AMENDMENT NO.	☐

POST-EFFECTIVE AMENDMENT NO. 33	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

AMENDMENT NO. 33	☒

FPA PERENNIAL FUND, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

11400 WEST OLYMPIC BOULEVARD, SUITE 1200
LOS ANGELES, CALIFORNIA 90064

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(310)473-0225

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

J. RICHARD ATWOOD, TREASURER	COPY TO:
FPA PERENNIAL FUND, INC.	MARK D. PERLOW, ESQ.
11400 WEST OLYMPIC BOULEVARD, SUITE 1200	K&L GATES LLP
LOS ANGELES, CALIFORNIA 90064	FOUR EMBARCADERO CENTER, STE. 1200
(NAME AND ADDRESS OF AGENT FOR SERVICE)	SAN FRANCISCO, CALIFORNIA 94111

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

AS SOON AS PRACTICABLE AFTER REGISTRATION STATEMENT BECOMES EFFECTIVE.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

☒    IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)

☐    ON (DATE) PURSUANT TO PARAGRAPH (B)

☐    60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)

☐    ON (DATE) PURSUANT TO PARAGRAPH (A)(1)

☐    75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)

☐    ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

☐    THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

TITLE OF SECURITIES BEING REGISTERED: COMMON STOCK, $0.01 PAR VALUE

FPA Perennial Fund, Inc.

Prospectus

FPA Perennial Fund, Inc.'s (FPPFX) primary investment objective is long-term growth of capital. Current income is a secondary consideration. The Fund usually invests in common stocks considered by the Fund's investment adviser, First Pacific Advisors, LLC, on the basis of fundamental analysis, to provide attractive value relative to their market prices.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Distributor:

UMB DISTRIBUTION SERVICES, LLC

803 West Michigan Street
Milwaukee, WI 53233

www.fpafunds.com

April 30, 2013

FPA PERENNIAL FUND, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064
(310) 473-0225

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SUMMARY SECTION

Investment Objective. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original sales price or redemption proceeds, as applicable)	None
Redemption Fee (as a percentage of amount redeemed)	2.00	%(1)
Exchange Fee	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees		0.65%
Distribution (12b-1) Fees		None
Other Expenses		0.37%
Other Expenses	0.27%
Financial Services	0.10%
Total Annual Fund Operating Expenses		1.02%

(1)  Redemptions by wire are subject to a $3.50 charge per wire. Your broker-dealer may charge you a fee for redemptions.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One year	$104
Three years	$325
Five years	$563
Ten years	$1,248

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 2% of the average value of its portfolio.

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Principal Investment Strategies. The Adviser attempts to concentrate on ownership of high-quality businesses, which typically possess high barriers to market entry, low intensity of rivalry with competitors, limited threat of substitution, and limited bargaining power of suppliers and customers. These companies are generally financially strong and are run by managers who have demonstrable track records of operational excellence and wise reinvestment of the business's cash flows.

Although company quality is our principal investment test, the valuation of investments is also an important part of the stock selection process. The Adviser's primary measure of value is the price/earnings ratio. The Adviser seeks out companies that are undervalued relative to their long-term earnings power or to other companies of similar quality, but it will not overpay for even the best companies. It is expected that the Fund's portfolio will have better-than-average companies selling at valuations similar to or below the market.

Seeking to minimize risk, especially in treacherous economic or stock market environments, is an important element of the Adviser's investment process. To do this, the Adviser seeks out companies with relatively unleveraged balance sheets, operating in more predictable, less volatile sectors of the economy, with business models that it can understand. The companies' leading market shares and high operating margins may minimize the volatility of their earnings. A diversified portfolio and modest relative valuations, typically lower than the market, also contribute to reducing risk.

The Adviser believes that the most important contributor to the long-term investment performance of the companies held by the Fund is growth in earnings, not changes in valuation (measured by the price/earnings ratio). Because growth is driven by earning high returns on capital and successful reinvestment of cash flow, it is necessary to hold most of the portfolio securities in the Fund's portfolio for an extended period in order for this process to come to fruition, generally a three- to five-year market cycle. Accordingly, portfolio turnover may be very low.

Although there can be a conflict between a very long investment time horizon and a strong value discipline in managing the portfolio, the Adviser is willing to hold portfolio securities at valuations higher than it would require for an initial purchase. If a position becomes significantly overvalued, the Adviser would not hesitate to trim or eliminate the security from the portfolio. The Adviser's aim is to reduce portfolio turnover with its concomitant costs and to focus attention on the long-term business fundamentals of the portfolio companies. The Fund may sell a portfolio holding when the holding's market price appreciates and approaches the Adviser's estimate of intrinsic value; the Adviser finds an opportunity to reallocate the Fund's assets to other investments with greater reward potential; or the original investment thesis no longer holds.

The Fund invests primarily in the common stocks of U.S. companies in a variety of industries and market segments. The Adviser's investment process is fundamental and bottom-up, evaluating each company on its own merits. The process is not driven by macroeconomic analysis, though it recognizes that changes in the economic environment can be important to most companies' prospects. The Fund's portfolio will have holdings in many industries. The portfolio may be moderately concentrated, with 30-40 positions. Most of these companies will be of small- to- medium market capitalization (up to U.S. $10 billion), though ownership of larger companies is permitted. Cash is the residual of the investment process and will normally be a small percent of Fund assets.

The Adviser believes that the Fund's international diversification, which is building over time, can yield valuable benefits to Fund shareholders by providing exposure to more investment opportunities outside the U.S. that meet the Adviser's investment criteria. Much of this exposure to foreign business activity is expected to come from purchases of U.S.-domiciled companies with strong worldwide franchises, and from similarly strong companies whose principal offices are located in the U.S. but are domiciled in foreign countries. These foreign-domiciled companies will generally be in the developed countries represented

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by the MSCI World Index. The Fund may purchase shares and/or American Depository Receipts ("ADRs") of foreign-domiciled companies that meet the Adviser's usual investment criteria and where differences in accounting, disclosure, culture, management accessibility and trading do not put the Fund at a competitive disadvantage. No more than 35% of the Fund's total assets will be invested in the securities of foreign issuers.

Principal Investment Risks.

As with all mutual funds, your investment in the Fund may be worth more or less at any time than the price that you originally paid for it. There is also a possibility that the Fund will not achieve its investment objective or goal. This could happen because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. Because of these and other risks, you could lose money by investing in the Fund.

Risks Associated with Investing in Equities. As with all equity funds, the risks that could affect the value of the Fund's shares and the total return on your investment include the possibility that the equity securities, generally common stocks and/or ADRs of U.S. and foreign domiciled companies held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets and individual securities. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

Risks Associated with Small and Medium-Sized Companies. The Fund's investment approach has resulted in an emphasis on medium and smaller sized companies. Investing in smaller companies generally involves greater risk than investing in larger companies, and securities of smaller companies are often more volatile and less liquid. In addition, these companies often have shorter operating histories and are more reliant on key products or personnel than larger companies.

Risks Associated with Investing in Foreign Securities. When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. The value of the Fund's foreign securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund may invest in securities denominated in foreign currencies, the Fund's securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities.

Risks Associated with Value Stocks. Value stocks, including those selected by the Adviser for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. In addition, the market may favor certain stocks (value stocks vs. growth stocks) and the Fund may hold investments that are out of favor. The Fund's value discipline often results in a portfolio of stocks that may differ materially from its benchmark index.

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Although the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except the U.S. Government) at the time of purchase, changes in market prices and the assets of the Fund may from time to time cause more than 5% of the Fund's total assets to be invested in the securities of a single company. Such relative concentration is likely to increase the volatility of the Fund's net asset value per share. If an adverse event depresses the value of a particular security, an investment in a security proves in retrospect to be inopportune because of other adverse developments or the vagaries of the markets, or company-specific events reduce the income or return generated from its securities, the Fund may be more susceptible to losses than a fund that invested in more companies.

Performance Information. The bar chart and Average Annual Total Returns table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 calendar years compare with those of a broad-based securities market index and an index of similar funds. The chart and table reflect the reinvestment of dividends and other distributions. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to mid-capitalization stock performance and is included as a broad-based comparison to the capitalization characteristics of the Fund's portfolio. The Lipper Mid-Cap Core Fund Average provides an additional comparison of how the Fund performed in relation to other mutual funds with similar objectives. Funds in this Average, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a 3-year weighted basis) below Lipper's U.S. Diversified Equity large-cap floor. Index returns reflect the reinvestment of all dividends and/or other distributions.

The Fund's highest/lowest quarterly results during this time period were:

Highest	20.49%	(Quarter ended 6/30/09)
Lowest	(29.12)%	(Quarter ended 12/31/08)

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Average Annual Total Returns (for the periods ended December 31, 2012)	One Year	Five Years	Ten Years
Before Taxes	14.96%	4.48%	9.64%
After Taxes on Distributions(1)	13.86%	4.19%	9.12%
After Taxes on Distributions and Sale of Fund Shares(1)	11.97%	3.67%	8.35%
Russell 2500 (reflects no deductions for fees, expenses or taxes)	17.88%	4.34%	10.49%
Lipper Mid-Cap Core Fund Average (reflects no deductions for sales charges or taxes)	15.61%	2.24%	8.89%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor's tax situation and may differ from those shown. After-tax returns presented here are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Updated Performance Information. To obtain updated monthly performance information, please visit the Fund's website at www.fpafunds.com or call (800) 982-4372.

Investment Adviser. First Pacific Advisors, LLC ("Adviser") is the Fund's investment adviser.

Portfolio Managers. Eric S. Ende, President and Director of the Fund, and Partner of the Adviser, has served as a portfolio manager since August 1999.

Steven R. Geist, Executive Vice President of the Fund, and Partner of the Adviser, has served as a portfolio manager since August 1999.

Purchase and Sale of Fund Shares. Investors may purchase or redeem Fund shares on any business day by written request, check, wire, ACH (Automated Clearing House), telephone, or through dealers as further described in this prospectus. You may conduct transactions by mail (FPA Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI 53201-2175 or 803 West Michigan Street, Milwaukee, WI 53233-2301), by wire, or by telephone at (800) 638-3060. Purchases and redemptions by telephone are only permitted if you previously established this option in your account. You can use the Account Application for initial purchases.

The minimum initial investment is $1,500, and each subsequent investment must be at least $100. If you are eligible, you can establish an IRA (individual retirement account) and/or other retirement plan with a $100 minimum initial investment and an expressed intention to increase the investment to $1,500 within 12 months. Each subsequent investment in an IRA must be at least $100. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear.

Subsequent investments and redemptions can be made directly through UMB Fund Services, Inc.

Tax Information. The Fund's distributions are taxable, and will be taxed as ordinary income and/or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries. Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services, which may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

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INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS

Investment Objective. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration.

Principal Investment Strategies. The Adviser attempts to concentrate on ownership of high-quality businesses, which typically possess high barriers to market entry, low intensity of rivalry with competitors, limited threat of substitution, and limited bargaining power of suppliers and customers.These companies are generally financially strong and are run by managers who have demonstrable track records of operational excellence and wise reinvestment of the business's cash flows.

Although company quality is our principal investment test, the valuation of investments is also an important part of the stock selection process. The Adviser's primary measure of value is the price/earnings ratio. The Adviser seeks out companies that are undervalued relative to their long-term earnings power or to other companies of similar quality, but it will not overpay for even the best companies. It is expected that the Fund's portfolio will have better-than-average companies selling at valuations similar to or below the market.

Seeking to minimize risk, especially in treacherous economic or stock market environments. is an important element of the Adviser's investment process. To do this, the Adviser seeks out companies with relatively unleveraged balance sheets, operating in more predictable, less volatile sectors of the economy, with business models that it can understand. The companies' leading market shares and high operating margins may minimize the volatility of their earnings. A diversified portfolio and modest relative valuations, typically lower than the market, also contribute to reducing risk.

The Adviser believes that the most important contributor to the long-term investment performance of the companies held by the Fund is growth in earnings, not changes in valuation (measured by the price/earnings ratio). Because growth is driven by earning high returns on capital and successful reinvestment of cash flow, it is necessary to hold most of the portfolio securities in the Fund's portfolio for an extended period in order for this process to come to fruition, generally a three- to five-year market cycle. Accordingly, portfolio turnover may be very low.

Although there can be a conflict between a very long investment time horizon and a strong value discipline in managing the portfolio, the Adviser is willing to hold portfolio securities at valuations higher than it would require for an initial purchase. If a position becomes significantly overvalued, the Adviser would not hesitate to trim or eliminate the security from the portfolio. The Adviser's aim is to reduce portfolio turnover with its concomitant costs and to focus attention on the long-term business fundamentals of the portfolio companies. The Fund may sell a portfolio holding when the holding's market price appreciates and approaches the Adviser's estimate of intrinsic value; the Adviser finds an opportunity to reallocate the Fund's assets to other investments with greater reward potential; or the original investment thesis no longer holds.

The Fund invests primarily in the common stocks of U.S. companies in a variety of industries and market segments. The Adviser's investment process is fundamental and bottom-up, evaluating each company on its own merits. The process is not driven by macroeconomic analysis, though it recognizes that changes in the economic environment can be important to most companies' prospects. The Fund's portfolio will have holdings in many industries. The portfolio may be moderately concentrated, with 30-40 positions. Most of these companies will be of small- to- medium market capitalization (up to U.S. $10 billion), though ownership of larger companies is permitted. Cash is the residual of the investment process and will normally be a small percent of Fund assets.

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The Adviser believes that the Fund's international diversification, which is building over time, can yield valuable benefits to Fund shareholders by providing exposure to more investment opportunities outside the U.S. that meet the Adviser's investment criteria. Much of this exposure to foreign business activity is expected to come from purchases of U.S.-domiciled companies with strong worldwide franchises, and to similarly strong companies whose principal offices are located in the U.S. but are domiciled in foreign countries. These foreign-domiciled companies will generally be in the developed countries represented by the MSCI World Index. The Fund may purchase shares and/or ADRs of foreign-domiciled companies that meet the Adviser's usual investment criteria and where differences in accounting, disclosure, culture, management accessibility and trading do not put the Fund at a competitive disadvantage. No more than 35% of the Fund's total assets will be invested in the securities of foreign issuers.

Non-Principal Investment Strategies.  The Fund can also invest in debt securities, preferred stocks, and convertible securities.

Principal Investment Risks.

As with all mutual funds, your investment in the Fund may be worth more or less at any time than the price that you originally paid for it. There is also a possibility that the Fund will not achieve its investment objective or goal. This could happen because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC.

Risks Associated with Investing in Equities. As with all equity funds, the risks that could affect the value of the Fund's shares and the total return on your investment include the possibility that the equity securities, generally common stocks of U.S. domestic companies and shares and/or ADRs of foreign companies, held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets and individual securities. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the euro currency or by other policy changes made by governments or quasi-governmental organizations. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

Risks Associated with Small and Medium-Sized Companies. The Fund's investment approach has resulted in an emphasis on medium and smaller sized companies. Investing in smaller companies generally involves greater risk than investing in larger companies, and securities of smaller companies are often more volatile and less liquid. In addition, these companies often have shorter operating histories and are more reliant on key products or personnel than larger companies.

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Risks Associated with Investing in Foreign Securities. Foreign investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, investments in foreign securities involve the following risks:

•  The economies of some foreign markets often do not compare favorably with that of the U.S. in areas such as growth of gross domestic product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a country, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

•  Governmental actions—such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes—may adversely affect investments in foreign markets.

•  The governments of certain countries may prohibit or substantially restrict foreign investing in their capital markets or in certain industries. This could severely affect security prices. This could also impair the Fund's ability to purchase or sell foreign securities or transfer its assets or income back to the U.S. or otherwise adversely affect the Fund's operations.

•  Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in some foreign countries are less extensive than those available to investors in the U.S. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. government does. Corporate governance may not be as robust as in more developed countries. As a result, protections for minority investors may not be strong, which could affect security prices.

•  Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the portfolio managers to completely and accurately determine a company's financial condition.

•  Because there are usually fewer investors on foreign exchanges and smaller numbers of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S.

•  Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed, and the Fund's assets may be uninvested and may not be earning returns. The Fund also may miss investment opportunities or not be able to sell an investment or reduce its exposure because of these delays.

•  Changes in currency exchange rates will affect the value of the Fund's foreign holdings or exposures.

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•  The costs of foreign securities transactions tend to be higher than those of U.S. transactions, increasing the transaction costs paid directly or indirectly by the Fund.

•  International trade barriers or economic sanctions against foreign countries may adversely affect the Fund's foreign holdings or exposures.

Risks Associated with Value Stocks. Value stocks, including those selected by the Adviser for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. In addition, the market may favor certain stocks (value stocks or growth stocks), and the Fund may hold investments that are out of favor. The Fund's value discipline often results in a portfolio of stocks that may differ materially from its benchmark index.

Although the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except the U.S. Government) at the time of purchase, changes in market prices and the assets of the Fund may from time to time cause more than 5% of the Fund's total assets to be invested in the securities of a single company. Such relative concentration is likely to increase the volatility of the Fund's net asset value per share. If an adverse event depresses the value of a particular security, an investment in a security proves in retrospect to be inopportune because of other adverse developments or the vagaries of the markets, or company-specific events reduce the income or return generated from its securities, the Fund may be more susceptible to losses than a fund that invested in more companies.

Non-Principal Investment Risks.

Risks Associated with Investing in Debt Securities. To the extent the Fund invests in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall. Investments in fixed-income securities with longer maturities generally produce higher yields but are subject to greater market fluctuation.

Debt securities have a stated maturity date when the issuer must repay their principal amount. Some debt securities may repay the principal earlier or after the stated maturity date, known as callable bonds. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate. Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

The credit rating or financial condition of an issuer may also affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is typically valued as more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the issuer's capacity to pay interest and repay principal.

High yield bonds, commonly referred to as "junk" bonds, are highly speculative securities that are usually issued by smaller, less credit-worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the

11

corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the high yield bond market may make it more difficult to dispose of high yield bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value high yield bonds accurately. There is no limit on the ratings of high yield securities that may be purchased or held by the Fund, and the Fund may invest in securities that are in default.

Because of these and other risks, you could lose money by investing in the Fund. For more information about the Fund and its investments, please see the Fund's Statement of Additional Information ("SAI").

Portfolio Holdings. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. For instructions on how to obtain an SAI, please refer to the back cover of this Prospectus.

MANAGEMENT AND ORGANIZATION

Investment Adviser

First Pacific Advisors, LLC is the Fund's investment adviser. First Pacific Advisors, LLC was formed in July 2004, by the principals and key investment professionals of the Fund's previous adviser, First Pacific Advisors, Inc. Together with its predecessor organizations, First Pacific Advisors, LLC has been in the investment advisory business since 1954, and has served as the Fund's investment adviser since the Fund's inception in 1983. The Adviser manages assets of approximately $23.1 billion for seven investment companies, including one closed-end investment company, and more than 40 institutional accounts. First Pacific Advisors, LLC is headquartered at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064. The Adviser selects investments for the Fund, provides administrative services and manages the Fund's business. The total management fee paid by the Fund, as a percentage of average daily net assets, for the previous fiscal year was 0.65%. The Fund also paid the Adviser 0.10% of its average daily net assets as a reimbursement for financial services provided during the year. A discussion regarding the basis for the Board of Directors' approval of the investment advisory agreement with First Pacific Advisors, LLC is available in the Fund's annual report dated December 31, 2012.

Portfolio Managers

Eric S. Ende and Steven R. Geist are primarily responsible for the day-to-day management of the Fund's portfolio.

Mr. Ende has been the President (since 1995) and Director (since 2000) of the Fund and Partner of the Adviser since October 2006. Mr. Ende has also served as Director, President and Portfolio Manager of FPA Paramount Fund, Inc.; Director, President and Chief Investment Officer of Source Capital, Inc.; and Vice President for more than the past five years of FPA Capital Fund, Inc., FPA New Income, Inc. and FPA Crescent Fund, and Vice President of FPA International Value Fund since November 2011.

Mr. Geist has been the Executive Vice President and Portfolio Manager of the Fund since 1999 and Partner of the Adviser since October 2006. Mr. Geist has also served as Executive Vice President and Portfolio Manager of FPA Paramount Fund, Inc. and of Source Capital, Inc. for more than the past 5 years.

FPA Capital Fund, Inc., FPA Crescent Fund, FPA International Value Fund, FPA New Income, Inc., FPA Paramount Fund, Inc. and Source Capital, Inc. are other registered investment companies managed

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by the Adviser. The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of shares of the Fund.

PURCHASE, PRICING AND SALE OF SHARES

Purchase and Investment Minimums. You can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. You can use the Account Application for initial purchases. The minimum initial investment is $1,500, and each subsequent investment, which can be made directly to UMB Fund Services, Inc., must be at least $100. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear.

Share Price. The Fund calculates its share price, also called net asset value, as of the close of trading on the New York Stock Exchange ("NYSE"), every day the NYSE is open, normally 4:00 p.m. New York time. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares. The share price is rounded to the nearest cent per share and equals the market value of all portfolio securities plus other assets, less all liabilities, divided by the number of Fund shares outstanding. Orders received by dealers before the NYSE closes on any business day are priced based on the share price for that day.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

Orders received by certain retirement plans and certain other financial intermediaries before the NYSE closes, if communicated to UMB Fund Services, Inc. by later deadlines on the following business day, are priced at the share price for the prior business day. The share price for sales (redemptions) of Fund shares is the first share price determined after UMB Fund Services, Inc. receives a properly completed request, except that sale orders received by an authorized dealer, certain retirement plans and certain

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other financial intermediaries before the NYSE closes are priced at the closing price for that day if communicated to UMB Fund Services, Inc. within the times specified by the Fund. No other action is required by the shareholder who places an order with a financial intermediary.

Selling (Redeeming) Your Shares–Redemption Payments May Be Made By Check, Wire or ACH

You can sell (redeem) for cash without charge (except a 2% redemption fee, if applicable, as described below) any or all of your Fund shares at any time by sending a written request to UMB Fund Services, Inc. Faxes are not acceptable. You can also place redemption requests through dealers, but they may charge a fee. If you are selling Fund shares from a retirement plan, you should consult the plan documentation concerning federal tax consequences and consult your plan custodian about procedures.

In the case of an exchange of shares subject to a 2% redemption fee within 90 days of purchase, the shares acquired by exchange also are subject to a 2% redemption fee if redeemed (except by exchange) within 90 days of the exchange (not the initial purchase).

A check will be mailed to you within seven days after UMB Fund Services, Inc. receives a properly completed request (as described below under "Written Requests"). If shares to be sold were purchased recently by check and those funds have not cleared, the request will not be considered in good order and will be returned unprocessed.

2% Redemption Fee. The Fund will deduct a 2% redemption fee from the redemption proceeds of any shareholder redeeming shares of the Fund held for less than 90 days. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The ability of the Fund to assess the redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by their systems limitations. Further, the Fund may not apply the redemption fee to certain types of redemptions that officers of the Fund believe are not part of a pattern of frequent trading to profit from short-term securities market fluctuations, such as: redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans; redemptions requested for hardships such as the death or disability of the shareholder (or, if a trust, its beneficiary); redemptions for certain retirement plan transactions such as closing de minimis accounts, loans, plan fees, required minimum distributions, return of excess contributions, QDRO (qualified domestic relations order), automatic payroll contributions, and withdrawals at termination; redemptions requested for a QDIA (qualified default investment alternative) or redemptions initiated by the Fund. The 2% redemption fee does not apply to shares acquired through reinvested dividends or capital gain distributions. The 2% redemption fee is applied to the lesser of the purchase or redemption price if the redemption reduces the account to less than the original investment. The redemption fee is withheld from the redemption proceeds and paid to the Fund in order to defray the costs associated with such redemption.

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Written Requests. Requests must be signed by the registered shareholder(s). If you hold a stock certificate, it must be included with your written request. A signature guarantee is required if the redemption is:

•  Made payable to someone other than the registered shareholder or to somewhere other than the registered address; or

•  By a shareholder that is a corporation, partnership, trust or fiduciary.

A signature guarantee must be a Stamp 2000 Medallion Signature Guarantee and can be obtained from a bank or trust company; a broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings and loan association. Additional documents are required for sales by corporations, partnerships, trusts, fiduciaries, executors or administrators.

Telephone Transactions. You must elect the option on the Account Application to have the option to sell your shares by telephone. If you wish to make an election to have the option to sell your shares via telephone or to change such an election after opening an account, you will need to complete an Account Privileges Change Form with a signature guarantee. Sales via telephone are not available for shares in certificate form.

If you have elected the option to sell your Fund shares by telephone, you may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or you may designate a bank account to receive the proceeds of such redemptions. No telephone redemptions to the address of record will be processed within 30 days of a change in the address of record.

UMB Fund Services, Inc. uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither UMB Fund Services, Inc. nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed. During periods of significant economic or market changes, it may be difficult to sell your shares by telephone.

The Fund can change or discontinue telephone redemption privileges without notice.

Automatic Redemption (Sale) of Your Shares. If as a result of a redemption, your account value falls below $500, the Fund can direct UMB Fund Services, Inc. to redeem your remaining Fund shares. In such case, you will be notified in writing that your account value is insufficient and be given up to 60 days to increase it to $500.

EXCHANGE OF SHARES AND SHAREHOLDER SERVICES

Exchanging Your Fund Shares

Exchanging Your Shares for Shares of Other FPA Funds. You can increase an existing FPA Fund account or start a new FPA Fund account by exchanging your shares of the Fund for shares of the other FPA Funds, namely FPA Crescent Fund, FPA International Value Fund, FPA New Income, Inc. and FPA Paramount Fund, Inc. Shares of FPA Capital Fund, Inc. may only be acquired by existing shareholders of that Fund except directors, officers and employees of that Fund, the Adviser and affiliated companies, and their immediate relatives. Shares of the Fund acquired must be registered for sale in your state.

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How to Exchange Your Shares. You can exercise your exchange privileges either by written instructions or telephone (telephone exchange privileges are available unless you specifically decline them on the Account Application). Exchanges are subject to the following restrictions:

•  You are limited to four exchanges in one account during any calendar year; if you receive notice you have exceeded this limit, any further exchanges will not be honored;

•  Shares must be owned 15 days before exchanging, and cannot be in certificate form unless you deliver the certificate when you request the exchange;

•  An exchange requires the purchase of shares with a value of at least $1,000; and

•  Exchanges are subject to the same signature and signature guarantee requirements applicable to the redemption of shares.

Exchanges and purchases are at the share price next determined after receipt of a proper request (as described above under "Written Requests") by UMB Fund Services, Inc.

For federal income tax purposes, an exchange is treated as a sale of the shares of the Fund and could result in a capital gain or loss.

Discontinuation of the Exchange Programs. The Fund can change or discontinue the right to exchange Fund shares into other FPA Funds upon 60 days' notice.

For more information or for prospectuses for other FPA Funds, please contact a dealer or UMB Distribution Services, LLC. You should read the prospectuses of these other Funds and consider differences in objectives and policies before making any exchange.

Other Shareholder Services

Investment Account. Each shareholder has an investment account in which UMB Fund Services, Inc. holds Fund shares. You will receive a statement showing account activity after each transaction. Unless you make a written request, stock certificates will not be issued. Stock certificates are only issued for full shares.

Pre-authorized Investment Plan. You may establish an account with a $100 minimum initial investment and automatic monthly investments of at least $100. To make automatic monthly investments, you must complete the Account Application available from dealers or UMB Distribution Services, LLC. UMB Fund Services, Inc. will withdraw funds from your bank account monthly for $100 or more as specified through the Automated Clearing House.

Retirement Plans. If you are eligible, you can establish an IRA (individual retirement account) and/or other retirement plan with a $100 minimum initial investment and an expressed intention to increase the investment to $1,500 within 12 months. Each subsequent investment must be at least $100. UMB Fund Services, Inc. currently charges a $15 distribution fee for each redemption or recharacterization from a retirement account. UMB Fund Services, Inc. also charges an annual account maintenance fee of $15 on retirement accounts.

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You should consult your tax adviser about the implications of establishing a retirement plan with Fund shares. Persons with earned income ineligible for deductible contributions generally may make non-deductible contributions to an IRA. The earnings on shares held in an IRA are generally tax-deferred. In addition, although contributions to a Roth IRA are not deductible, earnings in the account generally are not taxed even on withdrawal. Retirement-related tax matters are complicated and you should consult your tax adviser. UMB Distribution Services, LLC and dealers have applicable forms and information regarding plan administration, custodial fees and other plan documents.

Systematic Withdrawal Plan. If you have an account with a value of $10,000 or more, you can make monthly, quarterly, semi-annual or annual withdrawals of $50 or more by electing this option on the Account Privileges Change Form. Under this arrangement, sufficient Fund shares will be sold to cover the withdrawals and the proceeds will be forwarded to you as directed on the Account Privileges Change Form. If withdrawals continuously exceed reinvestments, your account will be reduced and ultimately exhausted. Please note that concurrent withdrawals and purchases are ordinarily not in your best interest, and you will recognize any taxable gains or losses on the automatic withdrawals.

Shareholder Servicing Arrangements. Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

For providing certain services to their clients, financial representatives may be paid a fee based on the assets or number of accounts of the Fund that are attributable to the financial representative. These services may include recordkeeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the Fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

The Fund may pay all or part of the fees paid to financial representatives. Periodically, the Fund's Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The Fund does not pay these service fees on shares purchased directly. In addition, the Adviser may, at its own expense, pay financial representatives for these services.

UMB Distribution Services, LLC, the Fund's principal underwriter, may enter into agreements with selling dealers where the selling dealer waives its right to shareholder servicing fees for selling Fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing broker and that broker is entitled to receive shareholder servicing fees from the Fund.

The Adviser may, at its own expense and out of its own resources, pay financial representatives for distribution and marketing services performed with respect to the Fund. These payments by the Adviser may include one or more of the following types of payments: one-time account establishment fees, annual per-account fees and/or annual asset-based charges. These payments may create a conflict of interest by influencing the broker or financial intermediary and your salesperson to recommend the Fund over another investment. For more information, ask your salesperson or visit your financial intermediary's website.

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Excessive Trading

The Fund is not intended as a vehicle for frequent trading in an attempt to profit from short-term fluctuations in the securities markets and does not accommodate frequent trading. The Board of Directors has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions. Such trading could interfere with the efficient management of the Fund's portfolio, increase brokerage and administrative costs and dilute the value of Fund shares held by long-term investors. The fact that the Fund has imposed a 2% redemption fee serves as a deterrent to frequent trading on shares held less than 90 days. The preceding section titled "2% Redemption Fee" provides a description of how this redemption fee is applied. In addition, exchanges between this Fund and the other FPA Funds are limited to no more than four exchanges during any calendar year (see the section titled "How to Exchange Your Shares"). Irrespective of these redemption fee charges and exchange limits, the Fund reserves the right to reject any purchase request (including in connection with an exchange) if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund. Notifications will be made in writing by the Fund within five days. There can be no assurance that the Fund will successfully detect or prevent market timing.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Dividends and other Distributions

The Fund earns income from its investments and distributes that income, if and to the extent it exceeds expenses, to its shareholders as dividends. The Fund also realizes capital gains and losses from the sale or exchange of its investments and distributes any net capital gains to its shareholders as capital gain distributions (as used in this section, together with income dividends, "distributions"). The Fund distributes any distributions at least annually.

Distributions the Fund pays may be reinvested automatically in Fund shares at net asset value or taken in cash. If your account is held directly with the Fund and you would like to receive distributions in cash, contact UMB Fund Services, Inc. at 800-638-3060. If your account is with a securities dealer or other financial intermediary that has an agreement with the Fund, contact your dealer or intermediary about which option you prefer.

Taxes

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive generally are subject to federal income tax, whether you receive them in cash or reinvest them in additional shares. Fund distributions to IRAs (including Roth IRAs) and qualified retirement plans generally are tax-free.

Distributions of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains (if any) from certain foreign currency transactions (i.e., "dividends") are generally taxed as ordinary income. The Fund's dividends attributable to "qualified dividend income" (generally, dividends it receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) are subject to federal income tax for individual and certain other non-corporate shareholders who satisfy those restrictions with respect to their Fund shares at the rates for long-term capital gains—a maximum of 15% for a single shareholder with taxable income

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not exceeding $400,000 ($450,000 for married shareholders filing jointly) and 20% for those non-corporate shareholders with taxable income exceeding those respective amounts.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and, for individual and certain other non-corporate shareholders, are subject to the 15% or 20% maximum federal income tax rates mentioned above. The tax treatment of capital gain distributions from the Fund depends on how long the Fund held the securities it sold that generated the gain, not when you bought your Fund shares or whether you reinvested your distributions.

Fund distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31.

When you sell (redeem) Fund shares, including pursuant to an exchange, you generally will realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement plans and accounts and other tax-exempt investors. Any capital gain that an individual or certain other non-corporate shareholder recognizes on a redemption of his or her Fund shares that have been held for more than one year will qualify for the 15% or 20% maximum federal income tax rates mentioned above.

The federal income tax you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares and whether you owe federal alternative minimum tax. Shortly after the end of each calendar year, the Fund will send you a tax statement that will detail the distributions you received during that year and will show their tax status. This may be separate from the statement that covers your share transactions. Most importantly, consult your tax professional. Everyone's tax situation is different, and your tax professional should be able to help you answer any questions you may have.

The Fund is required to withhold 28% of the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realize a gain or loss) if you are an individual or certain other non-corporate shareholder who fails to provide a correct taxpayer identification number to the Fund (together with the withholding described in the next sentence, "backup withholding"). Withholding at that rate also is required from the Fund's distributions to which you are otherwise entitled if you are such a shareholder and the Internal Revenue Service ("Service") tells the Fund that you are subject to backup withholding or you are subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

If you buy shares when the Fund has earned or realized, but not yet distributed, ordinary income or net capital gains, you will be "buying a dividend" by paying the full price of the shares and then receiving a portion of the price back in the form of a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution. Generally, if you are investing in the Fund through a tax-advantaged retirement plan or account, there are no tax consequences to you from distributions.

Beginning in 2013, an individual is required to pay a 3.8% tax on the lesser of (1) the individual's "net investment income," which generally includes dividends, interest, and net gains from the disposition of investment property (including distributions the Fund pays), or (2) the excess of the individual's "modified adjusted gross income" over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to

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estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

A Fund shareholder's basis in Fund shares he or she acquires after December 31, 2011 ("Covered Shares"), will be determined in accordance with the Fund's default method, which is HIFL basis (highest in, first long-term), unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method (e.g., a specific identification method). The method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the previous requirement to report the gross proceeds from the redemption of shares, the Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best Service-accepted basis method for their tax situation and to obtain more information about how the basis reporting law applies to them.

This section summarizes some of the consequences under current federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund purchased at net asset value and assuming reinvestment of all dividends and other distributions. The information for each of the five years ended December 31, 2012, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report dated February 15, 2013, along with the Fund's financial statements and related notes, is included in the Fund's annual report, which is available upon request.

	For the years ended December 31,
	2012	2011	2010	2009	2008
Per share operating performance:
Net asset value at beginning of year	$36.36	$37.79	$30.64	$20.93	$34.14
Income from investment operations:
Net investment income (loss)	$0.02	$(0.04)	$0.11	$(0.03)	$0.07
Net realized and unrealized gain (loss) on investment securities	5.35	(1.39)	7.15	9.74	(12.89)
Total from investment operations	$5.37	$(1.43)	$7.26	$9.71	$(12.82)
Less distributions:
Dividends from net investment income	—	—	$(0.11)	— *	$(0.07)
Distributions from net realized capital gains	(0.64)	—	—	—	(0.32)
Total distributions	$(0.64)	—	$(0.11)	— *	$(0.39)
Redemption fees	— *	— *	— *	— *	— *
Net asset value at end of year	$41.09	$36.36	$37.79	$30.64	$20.93
Total investment return**	14.96%	(3.78)%	23.69%	46.40%	(37.84)%
Ratios/supplemental data:
Net assets at end of period (in $000's)	$255,084	$234,378	$269,136	$239,344	$186,514
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.02%	1.00%	1.02%	1.09%	1.02%
After reimbursement from Adviser	1.02%	1.00%	1.02%	1.07%	1.02%
Ratio of net investment income (loss) to average assets:
Before reimbursement from Adviser	0.04%	(0.11)%	0.31%	(0.14)%	0.22%
After reimbursement from Adviser	0.04%	(0.11)%	0.31%	(0.12)%	0.22%
Portfolio turnover rate	2%	5%	3%	3%	11%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

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For Shareholder Services contact
UMB Fund Services, Inc.

P.O. Box 2175
Milwaukee, WI 53201-2175
or
803 W. Michigan St.,
Milwaukee, WI 53233-2301
(800) 638-3060

For Retirement Plan Services call your employer or plan administrator

For 24-hour Information go to
UMB Distribution Services, LLC
Internet Web Site
http://www.fpafunds.com

For Dealer Services call
UMB Distribution Services, LLC

803 W. Michigan St.,
Milwaukee, WI 53233
(310) 473-0225 or
(800) 982-4372 except
Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands

Inquiries concerning transfer of registration, distributions, redemptions and shareholder service should be directed to UMB Fund Services, Inc. Inquiries concerning sales should be directed to UMB Distribution Services, LLC.

Investment Adviser
First Pacific Advisors, LLC

11400 West Olympic Boulevard
Suite 1200
Los Angeles, CA 90064

Custodian
State Street Bank and
Trust Company

225 Franklin Street
Boston, MA 02110

Telephone conversations may be recorded or monitored for verification, record keeping and quality assurance purposes.

Multiple Translations

This Prospectus may be translated into other languages. If there are any inconsistencies or ambiguities, the English text will prevail.

OTHER FUND INFORMATION

Annual/Semi-Annual Report to Shareholders

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's SAI, annual and semi-annual report, quarterly schedules of portfolio holdings on Form N-Q and the annual report of proxy voting record on Form N-PX are available without charge, upon request, by calling UMB Distribution Services, LLC and on the Securities and Exchange Commission's ("SEC") Internet Web Site at http://www.sec.gov.

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the Fund. A current SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SAI and other related materials about the Fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (1-202-551-8090) or from the EDGAR database on the SEC's Internet Web Site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

For more information or to request a free copy of any of the documents above contact UMB Distribution Services, LLC at 803 W. Michigan St., Milwaukee, WI 53233, or (800) 982-4372, except from Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands (where you may call collect (310) 473-0225), or go to http://www.fpafunds.com.

Investment Company Act No. 811-3896

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2013

FPA PERENNIAL FUND, INC.

This Statement of Additional Information supplements the current Prospectus of FPA Perennial Fund, Inc. (“Fund”) (FPPFX) dated April 30, 2013. This Statement of Additional Information does not present a complete picture of the various topics discussed and should be read in conjunction with the Fund’s Prospectus. Although this Statement of Additional Information is not itself a Prospectus, it is, in its entirety, incorporated by reference into the Prospectus. The Fund’s Prospectus can be obtained by contacting your securities dealer or the Fund’s principal underwriter, UMB Distribution Services, LLC (“Distributor”), at 803 West Michigan Street, Milwaukee, Wisconsin 53233; telephone (310) 473-0225 or (800) 982-4372, except from Alaska, Hawaii, Puerto Rico and U. S. Virgin Islands; web site www.fpafunds.com.

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FPA Exchange Privilege	23
Redemption of Shares	24
Telephone Redemption	24
2% Redemption Fee	25
Excessive Trading	25
Tax Sheltered Retirement Plans	25
Federal Tax Aspects	26
Distributor	31
Financial Statements	31

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INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of FPA Perennial Fund, Inc.’s (the “Fund”) total assets unless otherwise noted. This summary is not intended to reflect all of the Fund’s investment limitations.

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective. The Fund’s primary investment objective is long-term growth of capital. Current income is a secondary consideration.

Principal Investment Strategies. First Pacific Advisors, LLC (the “Adviser”) serves as the Fund’s investment adviser. The Adviser attempts to concentrate on ownership of high-quality businesses, which typically possess high barriers to market entry, low intensity of rivalry with competitors, limited threat of substitution, and limited bargaining power of suppliers and customers. These companies are generally financially strong and are run by managers who have demonstrable track records of operational excellence and wise reinvestment of the business’s cash flows.

Although company quality is our principal investment test, the valuation of investments is also an important part of the stock selection process. The Adviser’s primary measure of value is the price/earnings ratio. The Adviser seeks out companies that are undervalued relative to their long-term earnings power or to other companies of similar quality, but it will not overpay for even the best companies. It is expected that the Fund’s portfolio will have better-than-average companies selling at valuations similar to or below the market.

Seeking to minimize risk, especially in treacherous economic or stock market environments, is an important element of the Adviser’s investment process. To do this, the Adviser seeks out companies with relatively unleveraged balance sheets, operating in more predictable, less volatile sectors of the economy, with business models that it can understand. The companies’ leading market shares and high operating margins may minimize the volatility of their earnings. A diversified portfolio and modest relative valuations, typically lower than the market, also contribute to reducing risk.

The Adviser believes that the most important contributor to the long-term investment performance of the companies held by the Fund is growth in earnings, not changes in valuation (measured by the price/earnings ratio). Because growth is driven by earning high returns on capital and successful reinvestment of cash flow, it is necessary to hold most of the portfolio securities in the Fund’s portfolio for an extended period in order for this process to come to fruition, generally a three- to five-year market cycle. Accordingly, portfolio turnover may be very low.

Although there can be a conflict between a very long investment time horizon and a strong value discipline in managing the portfolio, the Adviser is willing to hold portfolio securities at valuations higher than it would require for an initial purchase. If a position becomes significantly overvalued, the Adviser would not hesitate to trim or eliminate the security from the portfolio. The Adviser’s aim is to reduce portfolio turnover with its concomitant costs and to focus attention on the long-term business fundamentals of the portfolio companies. The Fund may sell a portfolio holding when the holding’s market price appreciates and approaches the Adviser’s estimate of intrinsic value; the Adviser finds an opportunity to reallocate the Fund’s assets to other investments with greater reward potential; or the original investment thesis no longer holds.

The Fund invests primarily in the common stocks of U.S. companies in a variety of industries and market segments. The Adviser’s investment process is fundamental and bottom-up, evaluating each company on its own merits. The process is not driven by macroeconomic analysis, though it recognizes that changes in the economic environment can be important to most companies’ prospects. The Fund’s portfolio will have holdings in many industries. The portfolio may be moderately concentrated, with 30-40 positions. Most of these companies will be of small-to-medium market capitalization (up to U.S. $10 billion), though ownership of larger companies is permitted. Cash is the residual of the investment process and will normally be a small percent of Fund assets.

The Adviser believes that the Fund’s international diversification, which is building over time, can yield valuable benefits to Fund shareholders by providing exposure to more investment opportunities outside the U.S. that meet the Adviser’s investment criteria. Much of this exposure to foreign business activity is expected to come from purchases of U.S.-domiciled companies with strong world wide franchises, and from similarly strong companies whose principal offices are located in the U.S. but are domiciled in foreign countries. These foreign-domiciled companies will generally be in the developed countries represented by the MSCI world index. The Fund may purchase shares and/or ADRs foreign-domiciled companies that meet the Adviser’s usual investment criteria and where differences in accounting, disclosure, culture, management accessibility and trading do not put the Fund at a competitive disadvantage. No more than 35% of the Fund’s total assets will be invested in the securities of foreign issuers.

The Fund can also invest in debt securities, preferred stocks, and convertible securities.

DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

EQUITY SECURITIES — The Fund will invest primarily in equity securities, generally common stocks of U.S. domestic companies and/or American Depositing Receipts. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial conditions of their issuers and on market and economic conditions. These fluctuations can be severe and can generate large losses.

PREFERRED STOCKS — The Fund may invest in preferred stocks.  Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock.  Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation.  Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock.  Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

RISKS OF INVESTING IN EQUITY SECURITIES

While investing in stocks allows investors to participate in the benefits of owning a company, investors must accept the risks of ownership. Unlike bondholders, who have preferential rights to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

•                                          Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

•                                          Factors affecting an entire industry, such as increases in production costs; and

•                                          Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Small and Medium-Sized Companies Risks

Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium-sized limited markets and financial resources, narrow product lines, shorter operating histories, and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

SECURITIES OF FOREIGN ISSUERS —The Fund can invest up to 35% of its total assets in securities of foreign issuers.  Foreign securities are debt and equity securities that are traded in markets outside of the United States. The countries in which these markets are located can be developed or emerging. The Fund can obtain exposure to foreign securities by investing directly in foreign securities denominated in a foreign currency or investing in ADRs, European Depositary Receipts (“EDRs”) and other similar global instruments. ADRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer’s home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. ADRs are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR. The Fund can invest in ADRs through both sponsored and unsponsored arrangements. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

Foreign Market Risks.  Foreign security investment involves special risks not present in U.S. investments that can increase the chances that the Fund will lose money.  These risks are higher for emerging markets investments, which can be subject to greater social, economic, regulatory and political uncertainties, and may have significantly less liquidity, than developed markets.

Stock Exchange and Market Risk.  The Adviser anticipates that in most cases an exchange or over-the-counter (“OTC”) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways. Foreign stock markets: are generally more volatile than, and not as developed or efficient as, those in the United States; have substantially less volume; trade securities that tend to be less liquid and experience rapid and erratic price movements; have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates; employ trading, settlement and custodial practices less developed than those in U.S. markets; and may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because: foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards; adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis; in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States; OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated; economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.  Some of these risks are explained further below.

Foreign Economy Risk.  The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross domestic product, reinvestment of capital, resources, and balance of payments positions.  Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.  Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes.  In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries.  Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations.  Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability.  Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries.  Foreign corporate governance may not be as robust as in the U.S.  As a result, protections for minority investors may not be strong, which could affect security prices.

Currency Risk and Exchange Risk.  While the Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are: it may be expensive to convert foreign currencies into U.S. dollars and vice versa; complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; there may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and the inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Governmental Supervision and Regulation/Accounting Standards.  Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities to a lesser extent than the U.S. government.  Some countries may not have laws to protect investors the way that the U.S. securities laws do.  Accounting standards in other countries are not necessarily the same as in the U.S.  If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the Fund’s portfolio managers to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the U. S.  Foreign securities in which the Fund invests are generally held outside the U.S. in foreign banks and securities depositories.  The Fund’s custodian is its “foreign custody manager.”  The “foreign custody manager” is responsible for determining that the Fund’s directly-held foreign assets will be subject to reasonable care, based on standards applicable to custodians in relevant foreign markets.  However, certain foreign banks and securities depositories may be recently organized or new to the foreign custody business.  They may also have operations subject to limited or no regulatory oversight.  Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt.  In addition, it likely will be more expensive for the Fund to buy, sell and hold securities, or increase or decrease exposures thereto, in certain foreign markets than it is in the U.S. market due to higher brokerage, transaction, custody and/or other costs.  The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the U.S.  Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments.  Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.  Settlements in certain foreign countries at times have not kept pace with the number of securities transactions.  The problems may make it difficult for the Fund to carry out transactions.  If the Fund cannot settle or is delayed in settling a purchase of securities, the Fund may miss attractive investment opportunities, and certain of its assets may be uninvested with no return earned thereon for some period.  If the Fund cannot settle or is delayed in settling a sale of securities, directly or indirectly, it may lose money if the value of the security then declines, or if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Euro Risk. Many European countries have adopted a single European currency, the euro. Upon the adoption of the euro, the exchange rates of participating European countries were irrevocably fixed between the member countries. The euro has presented unique uncertainties for participating nations, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by some or all the countries that have already adopted its use. Recent political and economic issues have created uncertainty concerning the future of the euro and the impact if one or more countries leave the eurozone. These or other events, including political and economic developments, could cause market disruptions and could adversely affect the value of securities held by the Fund. Because of the number of countries using this single currency, a significant portion of the foreign assets held by the Fund may be denominated in euros.

FOREIGN CURRENCY TRANSACTIONS — The Fund, in purchasing or selling securities in foreign markets, will incur costs in connection with conversions between various currencies. The Fund’s foreign currency exchange transactions generally are conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Fund purchases and sells foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. The cost of currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold. The Fund does not purchase and sell foreign currencies as an investment.

DEBT SECURITIES — The Fund may invest in debt securities, including U.S. dollar or foreign currency-denominated corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) of domestic or foreign issuers.  Debt securities, such as bonds, involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest.  The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities.  These securities are also subject to interest rate risk, which is the risk that the value of a security may fall when interest rates rise.  In general, the market prices of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter-term securities.  The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES

The total return of a debt instrument is composed of two elements: the percentage change in the security’s price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

Interest Rates

The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

Credit Rating

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered “risk free.” Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher “risk premium” in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.” If an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the securities. If an issuer defaults or becomes unable to honor its financial obligations, the securities may lose some or all of their value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated security. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (“junk bonds”) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency’s assessment of the issuer’s financial strength. The Fund currently uses ratings compiled by Moody’s, S&P and Fitch. Credit ratings are only an agency’s opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security’s rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Fund may invest in securities of any rating.

CONVERTIBLE SECURITIES —  Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer’s common stock at the Fund’s option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed-income security that is senior to common stock in an issuer’s capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed-income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise.  However, since it is convertible into common stock, the price of a convertible security is also influenced by the market value of the security’s underlying common stock.  The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

COVERED CALL OPTIONS — In an effort to increase potential income, the Fund is authorized to write (i.e. sell) covered call options listed on a national securities exchange. When the Fund writes a listed call option, the purchaser has the right to buy a security from the Fund at a fixed exercise price any time before the option contract expires, regardless of changes in the market price of the underlying security. The Fund writes options only on securities it owns (covered options) and must retain ownership of the underlying security while the option is outstanding. Until the option expires, the Fund cannot profit from a rise in the market price of the underlying security over the exercise price, except insofar as the premium which the Fund receives, net of commissions, represents a profit. The premium paid to the Fund is the consideration for undertaking this obligation.

The Fund may not write any option which, at the time, would cause its outstanding options to cover securities comprising more than 10% of its total assets. Writing option contracts is a highly specialized activity and could limit investment flexibility at certain times. The maximum term for listed options exceeds two years, but the Fund expects that most options it writes will not exceed six months.

SHORT SALES AGAINST THE BOX — The Fund can make short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost identical securities to those sold short (short sales “against the box”) or if the securities sold are “when issued” or “when distributed” securities that the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost. The principal purpose of short sales is to enable the Fund to obtain the current market price of a security that the Fund desires to sell but which cannot be currently delivered for settlement. The Fund will not make short sales or maintain a short position if to do so would cause more than 25% of its total assets (exclusive of proceeds from short sales) to be allocated to a segregated account in connection with short sales.

Whenever the Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

The Fund did not effect any short sales in the last fiscal year and has no present intention to do so in the coming year.

REPURCHASE AGREEMENTS — The Fund can invest in repurchase agreements with domestic banks or dealers to earn interest on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires a debt security that the seller agrees to repurchase at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered loans under the Investment Company Act of 1940 (“1940 Act”). In the event of bankruptcy or other default by the seller, the Fund could experience delays and expenses liquidating the underlying security, including expenses in enforcing its rights, loss from decline in value of such security, and lack of access to income on such security. The Fund will not invest more than 10% of its total net assets in repurchase agreements that mature in more than seven days and/or other securities which are not readily marketable.

LEVERAGE — The Fund can borrow from banks to raise additional funds for investment. Such borrowings may be made periodically when it is expected that the potential return, including capital appreciation and/or income, from the investment of these funds will exceed the cost. Any return from investment of the borrowed funds in excess of the interest cost will cause the net asset value of Fund shares to rise faster than would otherwise be the case. Conversely, if the return on the investment of the borrowed funds fails to cover the interest cost, the net asset value will decrease faster than normal. This speculative factor is known as leverage. This policy permitting bank borrowing cannot be changed without the approval of the holders of a majority (as defined under “Investment Restrictions”) of the Fund’s outstanding voting securities. The Fund may collateralize any bank borrowing by depositing portfolio securities with, or segregating such securities for, the account of the lending bank. See “Investment Restrictions.”

Under the 1940 Act, the Fund must have an asset coverage of at least 300% of the amount borrowed, immediately after the borrowing. Asset coverage means the ratio of total assets (including the proceeds of borrowings) less liabilities other than borrowings, to borrowings. If the Fund’s asset coverage falls below this requirement because of market fluctuations, redemptions or other reasons, the Fund must reduce its bank debt as necessary within three days (not including Sundays or holidays). To do this, the Fund may have to sell a portion of its investments at a disadvantageous time. The amount of any borrowing is also limited by the applicable Federal Reserve Board’s margin limitations.

TEMPORARY DEFENSIVE POSITION — When adverse market or economic conditions indicate to the Adviser that a temporary defensive strategy is appropriate, the Fund may invest up to 100% of its assets in short-term investment grade debt obligations of the U.S. government, its agencies and instrumentalities, money market mutual funds, bank certificates of deposit, bankers’ acceptances, high quality commercial paper, demand notes, cash and/or repurchase agreements.  Under such circumstances, the Fund may not achieve its investment objective.

INVESTMENT RESTRICTIONS

The Fund is an open-end, diversified investment management company and has adopted the investment restrictions stated below. They apply at the time securities are purchased or other relevant action is taken.  As a diversified investment management company, the Fund intends to abide by the 1940 Act requirements that the Fund must have at least 75% of the value of its total assets represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. These restrictions and the Fund’s investment objective cannot be changed without approval of the holders of a majority of outstanding Fund shares. The 1940 Act defines this majority as the lesser of (a) 67% or more of the voting securities present in person or represented by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. In addition to the investment objective described in the Prospectus, these restrictions provide that the Fund shall not:

1.              Purchase any securities which would cause more than 5% of the Fund’s total assets at the time of such purchase to be invested in the securities of any one issuer, excepting securities issued or guaranteed by the U.S. Government, or purchase more than 10% of any class of securities of any one issuer.

2.              Concentrate its investment in particular industries by investing more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry. (It is the current Staff position of the Securities and Exchange Commission that the concentration is at 25% or more, as a result, the Fund will not invest 25% or more in an industry or a group of industries.)

3.              Purchase securities of other registered investment companies if immediately after such purchase the Fund will own (a) more than 3% of the total outstanding voting stock of any such companies, (b) securities issued by any of such companies having an aggregate value in excess of 5% of the value of the total assets of the Fund or (c) securities issued by investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.

4.              Purchase or sell real property, including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate.

5.              Engage in short sales, margin purchases, puts, calls, straddles or spreads, except that the Fund may write covered call options and effect closing transactions to the extent described in “Covered Call Options” and the Fund may make certain short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short (short sales “against the box”) or if the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost.

6.              Make loans, except that the Fund may invest in repurchase agreements. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any illiquid securities held by the Fund, exceeds 10% of the value of its net assets. See “Repurchase Agreements.” The purchase of publicly distributed debt securities will not constitute the making of loans.

7.              Participate on a joint or a joint and several basis in any trading account in securities.

8.              Purchase securities for the purpose of exercising control or management. However, once investments have been acquired, the Fund may exercise its vote as a shareholder in its best interests even though such vote may affect management or control of a company.

9.              Underwrite the sale of securities of others, except when the Fund might be deemed to be a statutory underwriter because of its disposing of restricted securities. The Fund will not purchase restricted securities.

10.       Purchase or sell commodities or commodity contracts.

11.       Purchase from, or sell to, any officers, directors or employees of the Fund or its investment adviser or underwriter, or any of their officers or directors, any securities other than the shares of the Fund’s capital stock. Such persons or firms, however, may act as brokers for the Fund for customary commissions.

12.       Issue any senior securities except that the Fund may borrow from banks to the extent permitted by the 1940 Act (see “Leverage” above).

Percentage limitations are calculated and applied at the time of investment, except with respect to restriction number 12 and applicable limits on illiquid investments noted in restriction number 6 above.  Thus, if securities of a given issuer come to constitute more than 5%, or securities of a given industry come to constitute more than 25%, of the value of the Fund’s assets by reason of changes in value of either the given securities or other assets, the excess need not be sold.  For purposes of restriction 12, the Fund may borrow money in amounts of up to 33 1/3% of its total assets from banks for any purpose. Additionally, the Fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced within 48 hours (excluding weekends and holidays) to meet such limitations.

ADDITIONAL RESTRICTIONS.  The Fund is also subject to the following policies which its Board of Directors can amend and which apply at the time of purchase of securities.  The Fund will not:

1.              Invest more than 5% of its total assets in warrants valued at the lower of cost or market, nor more than 2% of its total assets in warrants (valued on such basis) which are not listed on the NYSE or the American Stock Exchange. Warrants acquired in units or attached to other securities are not subject to the foregoing limitations.

2.              Purchase interests in oil, gas or other mineral leases, except that it may acquire securities of public companies which are engaged in such activities, or invest in arbitrage transactions.

3.              Purchase securities of other investment companies except through purchase in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary broker’s commission) or except as part of a merger, consolidation or other acquisition.

4.              Purchase or retain securities of any issuer if those officers and directors of the Fund or its investment adviser who own individually more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer.

5.              Invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years, or in equity securities for which market quotations are not readily available.

6.              Pledge, mortgage or hypothecate portfolio securities or other assets to the extent that the percentage of such encumbered assets plus the sales charge exceed 15% of the offering price of Fund shares.

FUND ORGANIZATION AND BOARD OF DIRECTORS

The Fund was organized as a Maryland Corporation and is an open-end, diversified investment management company that commenced operations in 1983. Although the Board of Directors has delegated day-to-day oversight to the Adviser, all Fund operations are supervised by the Fund’s Board, which meets periodically and performs duties required by applicable state and federal laws.

Under Maryland law, the Fund’s business and affairs are managed under the direction of the Board of Directors, and all powers of the Fund are exercised by or under the authority of the Board except as reserved to the shareholders by law or the Fund’s charter or by-laws. Maryland law requires each Director to perform his/her duties as a Director, including his/her duties as a member of any Board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the Fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

DIRECTORS AND OFFICERS OF THE FUND

All Directors and officers of the Fund are also Directors and/or officers of one or more of six other investment companies advised by the Adviser.  These investment companies are FPA Capital Fund, Inc., FPA Funds Trust’s FPA Crescent Fund, FPA Funds Trust’s FPA International Value Fund, FPA New Income, Inc., FPA Paramount Fund, Inc. and Source Capital, Inc. (collectively, the “FPA Funds”).

Directors serve until the next meeting of shareholders or until their successors are duly elected. Since shareholder meetings are not held each year, a Director’s term is indefinite in length. If a Director dies or resigns, a successor generally can be elected by the remaining Directors. Officers of the Fund are elected annually by the Board of Directors. Information regarding Directors and officers of the Fund are set forth in the following tables. All officers of the Fund are also officers of the Adviser.

FUND DIRECTORS

				NUMBER OF
		YEAR FIRST		FPA FUND	OTHER
	POSITION	ELECTED AS		BOARDS ON	DIRECTORSHIPS
	WITH	DIRECTOR OF	PRINCIPAL OCCUPATION(S)	WHICH DIRECTOR	HELD BY
NAME, ADDRESS* AND AGE	FUND	THE FUND	DURING PAST 5 YEARS	SERVES	DIRECTOR

“NON-INTERESTED” DIRECTORS

Willard H. Altman, Jr., 77	Director & Chairman of the Board	1998	Former Partner of Ernst & Young LLP, a public accounting firm. Director/Trustee of Source Capital Inc., of FPA Capital Fund, Inc., of FPA New Income, Inc., of FPA Paramount Fund, Inc. and of FPA Funds Trust for more than the past five years. Vice President of Evangelical Council for Financial Accountability, an accreditation organization for Christian non-profit entities, from 1995 to 2002.	7	-0-

Thomas P. Merrick, 75	Director	2008	Private consultant. President of Strategic Planning Consultants for more than the past five years. Director/Trustee of Source Capital, Inc. and of FPA Paramount Fund, Inc. for more than the past five years, and of FPA Capital Fund, Inc., of FPA Funds Trust and of FPA New Income, Inc. since July 2009. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	7	-0-

A.Robert Pisano, 69	Director	2012

Consultant. Director/Trustee of FPA Paramount Fund, Inc. (since July 2012), of FPA Funds Trust (since January 2013), of FPA New Income, Inc. (since January 2013) of Source Capital, Inc. (since January 2013), and of FPA Capital Fund, Inc. (since March 2013). Chairman of the Board of The Motion Picture and Television Fund. Lead Independent Director of Resources Global Professionals. Former President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011. Former National Executive Director and Chief Executive Officer of The Screen Actors Guild from 2001 to April 2005.

				7	Resources Global Professionals, The Motion Picture and Television Fund

Patrick B. Purcell, 69	Director	2012	Retired. Director/Trustee of Source Capital, Inc. (since May 2010), of FPA Paramount Fund, Inc. (since July 2012), of FPA Funds Trust, of FPA Capital Fund, Inc., and of FPA New Income, Inc. Former Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to1998.	7	The Motion Picture and Television Fund

Allan M. Rudnick, 72	Director	2012	Private Investor. Director/Trustee of Source Capital, Inc. (since May 2012), of FPA Paramount Fund, Inc. (since July 2012), of FPA Funds Trust (since January 2010), of FPA Capital Fund, Inc., (Since January 2010) and of FPA New Income, Inc. (since January 2010). Former Cofounder and Chief Investment Officer of Kayne Anderson Rudnick Investment Management (“KAR”) in 1989. Prior to his retirement in December 2007, Mr. Rudnick served as President (since 2001), and Chief Executive Officer, and Chairman of the Board (2005) of KAR.	7	-0-

NUMBER OF
		YEAR FIRST		FPA FUND	OTHER
	POSITION	ELECTED AS		BOARDS ON	DIRECTORSHIPS
	WITH	DIRECTOR OF	PRINCIPAL OCCUPATION(S)	WHICH DIRECTOR	HELD BY
NAME, ADDRESS* AND AGE	FUND	THE FUND	DURING PAST 5 YEARS	SERVES	DIRECTOR

“INTERESTED” DIRECTORS**

Eric S. Ende, 68	Director, President & Portfolio Manager	2000	Partner of First Pacific Advisors, LLC (since October 2006). Director, President and Portfolio Manager for more than the past five years of FPA Paramount Fund, Inc.; Director, President and Chief Investment Officer for more than the past five years of Source Capital, Inc.; and Vice President of FPA Capital Fund, Inc., of FPA New Income, Inc. and of FPA Funds Trust for more than the past five years. Senior Vice President of First Pacific Advisors, Inc. from December 1994 to September 2006.	3	-0-

*                 The address for each Director is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

**          “Interested person” within the meaning of the 1940 Act by virtue of his affiliation with the Fund’s Adviser.

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2012

AGGREGATE DOLLAR RANGES OF
	DOLLAR RANGE OF FUND	SHARES OWNED IN ALL FPA
NAME	SHARES OWNED	FUNDS OVERSEEN BY DIRECTOR

“NON-INTERESTED” DIRECTORS

Willard H. Altman, Jr.	$50,001 to $100,000	Over $100,000

Thomas P. Merrick	$10,001 to $50,000	Over $100,000

A. Robert Pisano (1)	$10,001 to $50,000	$10,001 to $50,000

Patrick B. Purcell (1)	Over $100,000	Over $100,000

Allen M. Rudnick (1)	$50,001 to $100,000	Over $100,000

“INTERESTED” DIRECTORS

Eric S. Ende	Over $100,000	Over $100,000

(1)           Elected Director at July 31, 2012 shareholder meeting.

As of December 31, 2012, the officers and Directors of the Fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Fund.

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED DECEMBER 31, 2012

No compensation is paid by the Fund to any officer or Director who is a Director, officer or employee of the Adviser or its affiliates. Effective January 1, 2013, the Fund pays annual fees of $8,000 to Directors who are not affiliated with the Adviser, plus $2,000 for each Board of Directors meeting attended. The Fund also pays $350 for each Committee meeting held on a day other than a Board meeting. During the last fiscal year, the Directors then in office received as a group $46,533 in Directors’ fees.

No pension or retirement benefits are accrued as part of Fund expenses. The Fund reimburses certain expenses of the Directors who are not affiliated with the Adviser.

NAME	AGGREGATE COMPENSATION FROM THE FUND	TOTAL COMPENSATION FROM ALL FPA FUNDS

“NON-INTERESTED” DIRECTORS
Willard H. Altman, Jr.	$12,000	$141,375	(1)
Thomas P. Merrick	$12,000	$128,208	(1)
A. Robert Pisano (3)	$5,511	$11,022	(2)
Patrick B. Purcell (3)	$5,511	$107,230	(1)
Allan M. Rudnick (3)	$6,511	$87,744	(1)
Lawrence J. Sheehan (retired in June 2012)	$6,000	$19,500	(2)
“INTERESTED” DIRECTOR
Eric S. Ende	$-0-	$-0-

(1)                                 Includes compensation from the Fund, five open-end investment companies and one closed-end investment company.

(2)                                 Includes compensation from the Fund and one open-end investment company.

(3)                                 Elected Director at a July 31, 2012 shareholder meeting.

OFFICERS

		YEAR FIRST
		ELECTED AN
	POSITION WITH	OFFICER OF
NAME, ADDRESS* AND AGE	FUND	THE FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Steven R. Geist, 59	Executive Vice President & Portfolio Manager	1996

Partner of First Pacific Advisors, LLC (since October 2006). Executive Vice President and Portfolio Manager of Source Capital, Inc. (since November 2006); and of FPA Paramount Fund, Inc. for more than the past five years. Vice President of First Pacific Advisors, Inc. from December 1994 to September 2006; and Senior Vice President and Fixed-Income Manager of Source Capital, Inc. from November 1999 to November 2006.

J. Richard Atwood, 52	Treasurer	1997

Managing Partner and Chief Operating Officer, Chief Financial Officer and Treasurer of First Pacific Advisors, LLC (since October 2006). Director, President, Chief Executive Officer, Chief Compliance Officer (since August 2004), Chief Financial Officer and Treasurer for more than the past five years of FPA Fund Distributors, Inc.; and Treasurer of each FPA Fund for more than the past five years. Director, Principal, Chief Operating Officer and Chief Financial Officer (from January 1997) of First Pacific Advisors, Inc. from May 2000 to September 2006.

Sherry Sasaki, 58	Secretary	1983

Assistant Vice President and Secretary of First Pacific Advisors, LLC (since October 2006); and Secretary of each FPA Fund and of FPA Fund Distributors, Inc. for more than the past five years. Assistant Vice President (from December 1992) and Secretary (from June 1991) of First Pacific Advisors, Inc. to September 2006.

Christopher H. Thomas, 56	Chief Compliance Officer	1995

Vice President and Chief Compliance Officer of First Pacific Advisors, LLC (since October 2006); Director, Vice President and Controller for more than the past five years of FPA Fund Distributors, Inc.; and Chief Compliance Officer of each FPA Fund (since August 2004). Controller from March 1995 to December 2005, and Vice President (from March 1995) and Chief Compliance Officer (from August 2004) of First Pacific Advisors, Inc. to September 2006; and Assistant Treasurer of each FPA Fund from April 1995 (except FPA Funds Trust from August 2002) to February 2006.

E. Lake Setzler III, 46	Assistant Treasurer	2006

Vice President and Controller of First Pacific Advisors, LLC (since October 2006); and Assistant Treasurer of each FPA Fund (since February 2006). Former Vice President and Controller of First Pacific Advisors, Inc. from December 2005 to September 2006.

Michael P. Gomez, 27	Assistant Vice President	2012

Assistant Vice President and Assistant Controller of First Pacific Advisors, LLC (since June 2010); and Assistant Vice President of each FPA Fund (since February 2012). Former Experienced Associate/in-charge within the Financial Services-Investment Management Group at  PricewaterhouseCoopers LLP from September 2007 to May 2010.

*                 The address of each officer is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

LEADERSHIP STRUCTURE AND RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The Board of Directors has general oversight responsibility with respect to the Fund’s business and affairs. Although the Board has delegated day-to-day oversight to the Adviser, all Fund operations are supervised by the Fund’s Board, which meets quarterly. The Board is currently composed of six directors, including five directors who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (each an “Independent Director”). The Board holds executive sessions (with and without partners and/or employees of the Adviser) in connection with its regularly scheduled Board meetings, and the Independent Directors frequently correspond with each other in between meetings to discuss specific matters that may require attention at or prior to the Board’s next regularly scheduled meeting. The Audit Committee of the Board of Directors meets quarterly at regularly scheduled meetings and the Nominating and Governance Committee meets at least twice a year. The Independent Directors have retained “independent legal counsel” as defined in the 1940 Act.

The Board has appointed an Independent Director to serve in the role of Chairman. The Chairman’s primary role is to preside at all meetings of the Board.  The Chairman does not participate in the preparation of materials for meetings of the Board, but has delegated this responsibility to the Treasurer of the Fund, and they have frequent discussions regarding matters related to the preparation of the agenda for Board meetings (with input from the Independent Directors), determining which matters need to be acted upon by the Board, and ensuring that the Board obtains all the information necessary to perform its functions and take actions.  The Treasurer of the Fund also acts, with the assistance of staff, as a liaison with service providers, officers, attorneys, and the Independent Directors between meetings.  Except for any duties specified herein or pursuant to the Fund’s By-Laws, the duties of the Chairman will not reduce the responsibilities that must be discharged by any other director.

The Fund’s Board is comprised of individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have a strong knowledge of business and financial matters and are committed to helping the Fund achieve its investment objective while acting in the best interests of the Fund’s shareholders. Several members of the Board have had a long and continued service with the Fund. As noted in the table above, the Directors bring a variety of experiences and qualifications through their business backgrounds in the fields of accounting, consulting and strategic planning, corporate management, and investment management. The Board believes that each particular Director’s financial and business experience gives him the qualifications and skills to serve as a Director. Notwithstanding the accomplishments noted above, none of the members of the Board is considered an “expert” within the meaning of the federal securities laws with respect to information in the Fund’s registration statement.

The Board of Directors has delegated day-to-day Fund and risk management to the Adviser, which is responsible for managing all Fund operations and the Fund’s risk management processes. The Board oversees the processes implemented by the Adviser or other service providers to manage relevant risks and considers risk management issues as part of its responsibilities throughout the year at regular meetings. The Audit Committee also considers risk management issues affecting the Fund’s financial reporting and controls at its regular meetings throughout the year. The Adviser and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at their request. For example, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk, counterparty risk and the impact on the Fund of investments in particular securities. The Adviser also prepares reports for the Board regarding various issues, including valuation and liquidity.

The Board has also appointed a chief compliance officer (“CCO”) for the Fund. The CCO reports directly to the Board and participates in the meetings of the Board. The Independent Directors meet quarterly in executive session with the CCO, and the CCO prepares and presents periodic written compliance reports which update compliance activities to date and results thereon. Additionally, the CCO presents an annual report to the Board in accordance with the Fund’s compliance policies and procedures. The CCO would report any material risk, should it arise to the Board. The CCO is also the CCO of the Adviser.

The Board has an Audit Committee, a Nominating and Governance Committee and a Valuation Committee. The responsibilities of each committee are described below.

COMMITTEES OF THE BOARD OF DIRECTORS. The Fund has an Audit Committee comprised of Willard H. Altman, Jr., Thomas P. Merrick, A. Robert Pisano, Patrick B. Purcell, and Allan M. Rudnick, none of whom is considered an “interested person” of the Fund within the meaning of the 1940 Act. The Committee makes recommendations to the Board of Directors concerning the selection of the Fund’s independent registered public accounting firm and reviews with such firm the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls, and compliance by the Fund with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit Committee met four times during the last fiscal year.

The Fund has a Nominating and Governance Committee consisting of Willard H. Altman, Jr., Thomas P. Merrick, A. Robert Pisano, Patrick B. Purcell, and Allan M. Rudnick, none of whom is considered an “interested person” of the Fund within the meaning of the 1940 Act. The Committee recommends to the full Board of Directors nominees for election as Directors of the Fund to fill the vacancies on the Board, when and as they occur. The Committee periodically reviews such issues as the Board’s composition and compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholders’ suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Corporate Responsibility Committee of the Fund, in care of the Fund’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee along with a written consent of the prospective nominee for consideration of his or her name by the Committee. The determination of nominees recommended by the Committee is within the full discretion of the Committee, and a final selection of nominees is within the sole discretion of the Board. Therefore, no assurance can be given that any persons recommended by shareholders will be nominated as directors. The Nominating and Governance Committee met four times during the last fiscal year.

The Nominating and Governance Committee is responsible for searching for Director candidates that meet the evolving needs of the Board of Directors. Director candidates must have the highest personal and professional ethics and integrity. Additional criteria weighed by the Nominating and Governance Committee in the Director identification and selection process include the relevance of a candidate’s experience in investment company and/or public company businesses, enterprise or business leadership and managerial experience, broad economic and policy knowledge, the candidate’s independence from conflict or direct economic relationship with the Fund, financial literacy and knowledge, and the candidate’s ability and willingness to devote the proper time to prepare for, attend and participate in discussions in meetings. The Committee also takes into account whether a candidate satisfies the criteria for independence under the rules and regulations of the 1940 Act, and if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether the candidate would qualify as an Audit Committee financial expert. While the Nominating and Governance Committee does not have a formal policy respecting diversity on the Board of Directors, consideration is given to nominating persons with different perspectives and experience to enhance the deliberation and decision-making processes of the Board of Directors.

The Fund has a Valuation Committee consisting of Willard H. Altman, Jr., Thomas P. Merrick, A. Robert Pisano, Patrick B. Purcell, and Allan M. Rudnick, none of whom is considered an “interested person” of the Fund within the meaning of the 1940 Act. The Committee reviews the status, history and prospects for Fund investments with particular reference to investment policies and guidelines and recommends any appropriate changes to the full Board of Directors. The Valuation Committee did not meet during the last fiscal year.

FIVE PERCENT SHAREHOLDERS

As of March 31, 2013, no person was known by the Fund to own of record or beneficially 5% or more of the outstanding Fund shares, except First Clearing LLC, 2801 Market Street, Saint Louis Missouri, 63103, which held approximately 369.325 shares (5.95%), Merrill Lynch, Pierce, Fenner & Smith, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, which held approximately 475,090 shares (7.65%), Charles Schwab and Co, Inc., 101 Montgomery Street, San Francisco, CA, 94104, which held approximately 740,783 shares (11.93%), and pershing LLC, 1 pershing plaza, Jersey City, New Jersey 07399-0001, which held approximately 926.393 shares (14.92%). The foregoing broker-dealers advise that the shares are held for the benefit of its customers.

MANAGEMENT

INVESTMENT ADVISER. Together with its predecessor organizations, First Pacific Advisors, LLC has been in the investment advisory business since 1954 and has served as the Fund’s investment adviser since its inception. Presently, the Adviser manages assets of approximately $23.1 billion for seven investment companies, including one closed-end investment company, and more than 40 institutional accounts. Currently, the personnel of First Pacific Advisors, LLC consists of 27 persons engaged full time in portfolio management or investment research in addition to 43 persons engaged full time in trading, administrative, financial or clerical activities. The Fund, the Adviser and the Distributor have adopted Codes of Ethics designed to prevent officers and employees who may have access to nonpublic information about the trading activities of the Fund (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the Fund but place substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons receive advance approval for every applicable securities trade to ensure that there is no conflict with the trading activities of the Fund. On a quarterly basis all employees of the Adviser must provide a report on all applicable transactions in any security in which they have or acquire direct or indirect ownership. This reporting requirement also applies to securities issued by the Government of the United States or state/local municipalities and to shares of registered open-end investment companies. This requirement does not apply to 401k investments and month-end direct payroll deductions into the mutual funds managed by the Adviser, nor does it apply to money market funds, bankers’ acceptances, bank certificates of deposit, or commercial paper.

The Fund has implemented Proxy Voting Policies and Procedures (“Policies”) that delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

The Adviser has implemented Proxy Voting Policies and Procedures (“Adviser’s Proxy Policies”) which underscores the Adviser’s intention to make all proxy voting decisions in the best interests of the Fund and act in a prudent and diligent manner intended to enhance the economic value of the assets of the Fund.

Certain of the Adviser’s proxy voting guidelines are summarized below:

•         The Adviser votes for uncontested director nominees recommended by management.

•         The Adviser votes against a management proposal to adopt a poison pill and votes for a management proposal to redeem a poison pill or limit the payment of greenmail.

•         The Adviser votes against a management proposal to eliminate or limit shareholders’ rights to call a special meeting.

Although many proxy proposals can be voted in accordance with the Adviser’s proxy voting guidelines, some proposals will require special consideration, and the Adviser will make a decision on a case-by-case basis in these situations.

Where a proxy proposal raises a material conflict between the Adviser’s interests and the Fund’s interests, the Adviser will resolve the conflict as follows:

•         To the extent the matter is specifically covered by the Adviser’s proxy voting guidelines, the proxies generally will be voted in accordance with the guidelines.

•         To the extent the Adviser is making a case-by-case determination under its proxy voting guidelines, the Adviser will disclose the conflict to the Board and obtain the Board’s consent to vote or direct the matter to an independent third party, selected by the Board, for a vote determination. If the Board’s consent or the independent third party’s determination is not received in a timely manner, the Adviser will abstain from voting the proxy.

The Fund has filed Form N-PX with the Fund’s complete proxy voting record for the 12 months ended June 30, 2012. Form N-PX is available without charge, upon request, by calling toll-free (800) 982-4372 and on the SEC’s web site at www.sec.gov.

INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an Investment Advisory Agreement dated October 1, 2006 (“Advisory Agreement”), with the Adviser pursuant to which the Adviser provides continuing supervision of the Fund’s investment portfolio. The Adviser is authorized, subject to the control of the Fund’s Board of Directors, to determine which securities are to be bought or sold and in what amounts. In addition to providing investment advisory and management services, the Adviser furnishes office space, facilities and equipment, and maintains the Fund’s books and records. It also compensates all officers and other personnel of the Fund, all of whom are employed by the Adviser, subject to reimbursement from the Fund for personnel involved in providing financial services as indicated below.

Other than the expenses the Adviser specifically assumes under the Advisory Agreement, the Fund bears all costs of its operation. These costs include brokerage commissions and other costs of portfolio transactions; fees and expenses of Directors not affiliated with the Adviser; taxes; transfer agent, dividend disbursement, reinvestment and custodian fees; legal and audit fees; printing and mailing of reports to shareholders and proxy materials; shareholders’ and directors’ meetings; registration of Fund shares under federal and state laws; printing and engraving stock certificates; trade association membership fees; premiums for the fidelity bond and errors and omissions insurance maintained by the Fund; litigation; interest on indebtedness; and reimbursement of the Adviser’s expenses in providing financial services to the Fund as described below.

For services rendered, the Adviser is paid a monthly fee computed at the annual rate of 0.75% of the first $50 million, and 0.65% of the excess over $50 million, of the Fund’s average net assets. The average net assets are determined by taking the average of all the daily determinations of net assets made, in the manner provided in the Fund’s Articles of Incorporation, during a calendar month.

In addition to the advisory fee, the Fund reimburses the Adviser monthly for costs incurred in providing financial services to the Fund. Such financial services include (a) maintaining the accounts, books and other documents forming the basis for the Fund’s financial statements, (b) preparing such financial statements and other Fund documents and reports of a financial nature required by federal and state laws, (c) calculating daily net assets and (d) participating in the production of the Fund’s registration statements, prospectuses, proxy materials and reports to shareholders (including compensation of the Treasurer or other principal financial officer of the Fund, compensation of personnel working under such person’s direction and expenses of office space, facilities and equipment such persons use to perform their financial services duties). However, for any fiscal year, the cost of such financial services paid by the Fund cannot exceed 0.10% of the average daily net assets of the Fund.

The advisory fee and cost of financial services are reduced in the amount by which certain defined operating expenses of the Fund (including the advisory fee and cost of financial services) for any fiscal year exceed 1.50% of the first $30 million of average net assets, plus 1% of the remaining average net assets. Such values are calculated at the close of business on the last business day of each calendar month. Any required reduction or refund is computed and paid monthly. Operating expenses (as defined in the Advisory Agreement) exclude (a) interest, (b) taxes, (c) brokerage commissions and (d) any extraordinary expenses, such as litigation, merger, reorganization or recapitalization, to the extent such extraordinary expenses can be excluded under the rules or policies of the states in which Fund shares are registered for sale. All expenditures, including costs connected with the purchase, retention or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. This expense limitation provision does not require any payment by the Adviser beyond the return of the advisory fee and cost of financial services paid to it by the Fund for a fiscal year.

The Advisory Agreement provides that the Adviser does not have any liability to the Fund or any of its shareholders for any error of judgment, any mistake of law or any loss the Fund suffers in connection with matters related to the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or negligence on the part of the Adviser or the reckless disregard of its duties under the Advisory Agreement.

The Advisory Agreement had an initial term of two years and thereafter is renewable annually if specifically approved each year (a) by the Fund’s Board of Directors or by the vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities and (b) by the vote of a majority of the Fund’s Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The continuation of the Advisory Agreement to September 30, 2013, has been approved by the Board of Directors and a majority of the Fund’s Directors who are not parties to the Advisory Agreement or interested persons of any such party (as defined in the 1940 Act). The Advisory Agreement may be terminated without penalty by the Fund’s Board of Directors or the vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities on 60 days’ written notice to the other party. The Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

For the fiscal years ended December 31, 2010, 2011, and 2012, the Fund’s Adviser received gross advisory fees of $1,629,500, $1,720,427, and $1,639,538, respectively, plus $243,000, $257,020, and $244,544, respectively, for costs incurred in providing financial services to the Fund. During these periods, no amounts were waived or reduced under the expense reduction provision described above.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS. The Portfolio Managers, Eric S. Ende and Steven R. Geist, are also responsible for the day-to-day management of one open-end investment company with two officers of the Adviser, one closed-end investment company, and two other accounts, with total aggregate assets of $796.8 million at December 31, 2012. None of these accounts have an advisory fee based on the performance of the account.

The Adviser does not believe any material conflicts of interest exist as a result of the Portfolio Managers’ managing the Fund and the other accounts noted above, or with their personal accounts. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell identical securities for several clients managed by the Adviser. The Adviser may aggregate orders for its client accounts for the same security where concurrent decisions are made to purchase or to sell identical securities for several clients managed by the Adviser and such aggregation will generally result in more favorable net results for its clients. In these cases, the Adviser will allocate the securities or proceeds arising out of those transactions (and the related expenses) on an average price basis among the various participants. While the Adviser believes combining orders in this way will, over time, be advantageous to all participants, in particular cases, this procedure could have an adverse effect on the price or the amount of securities purchased or sold by any one client. In making such allocations, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending the investment.  The Adviser also has a Code of Ethics, described above, which, among other matters, limits personal trading by portfolio managers and other employees of the Adviser.  There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.

COMPENSATION.  Compensation of the Adviser’s Portfolio Managers consists of: (i) a base salary; (ii) an annual bonus; and (iii) if the Portfolio Managers are equity owners of the Adviser, participation in residual profits of the Adviser.

The bonus calculation has both variable and fixed components. The most significant portion of the variable component is based upon the Adviser’s assessment of the Portfolio Managers’ performance in three key areas: long-term performance, team building, and succession planning. The Adviser assesses long-term performance over a full market cycle, which generally lasts between five- and ten years. Other considerations include manager and strategy recognition, client engagement and retention and business development. Portfolio Managers can receive 100% of their variable participation when the Fund is closed to investors.

The majority of the fixed portion is based on the revenues received on the assets managed by the Portfolio Managers, including the Fund’s assets.

For Portfolio Managers who are equity owners of the Adviser, the value of their ownership interest is dependent upon their ability to effectively manage their business over the long term.

The Adviser offers a 401(k) plan whereby the Portfolio Managers, as well as all permanent employees of the Adviser, may elect to contribute up to the legal limit.

OWNERSHIP OF SECURITIES. The dollar value of shares of the Fund owned at December 31, 2012 by Mr. Ende was between $500,001 to $1,000,000 and by Mr. Geist was between $100,001 and $500,000.

PRINCIPAL UNDERWRITER. UMB Distribution Services, LLC (the “Distributor”), located at 803 West Michigan Street, Milwaukee, Wisconsin 53233, acts as principal underwriter of Fund shares pursuant to a Distribution Agreement effective September 28, 2012, (the “Distribution Agreement”). The Distributor is a wholly-owned subsidiary of UMB Fund Services, Inc., the Fund’s Transfer Agent. Please see “Distributor” for more information.

ADMINISTRATOR.  The Adviser performs administrative services for the Fund under the Investment Advisory Agreement.

TRANSFER AGENT.  Pursuant to a transfer agent agreement, UMB Fund Services, Inc., located at 803 West Michigan Street, Milwaukee, Wisconsin 53233, serves as transfer agent for the Fund.

CUSTODIAN.  Pursuant to a custodian agreement, State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, serves as the custodian of the Fund’s assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.  The Trust’s independent registered public accounting firm, Deloitte & Touche LLP, audits and reports on the annual financial statements of the Fund and Deloitte Tax LLP reviews the Fund’s federal income tax returns. Deloitte & Touche LLP or its affiliates may also perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Trust. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of Deloitte & Touche LLP is 350 S. Grand Ave., Los Angeles, CA 90071.

LEGAL COUNSEL.  K&L Gates LLP serves as counsel to the Trust and the Independent Trustees. The address of K&L Gates LLP is Four Embarcadero Center, Suite 1200, San Francisco, California 94111.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser makes decisions to buy and sell securities for the Fund, selects broker-dealers and negotiates commission rates or net prices. Equity securities are generally traded on an agency basis. For fixed-income securities traded in the over-the-counter market, orders are placed directly with a principal market maker, unless it is believed better prices and executions are available elsewhere, generally on an agency basis. Portfolio transactions are effected with broker-dealers selected for their abilities to give prompt execution at prices favorable to the Fund. In selecting broker-dealers and in negotiating commissions, the Adviser considers: the best net price available; each firm’s reliability, integrity and financial condition; the size of and difficulty in executing the order; and the value of the firm’s expected contribution to the Fund’s investment performance on a continuing basis. Accordingly, the net price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of its services. Subject to policies determined by the Fund’s Board of Directors, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the Advisory Agreement or otherwise solely because the Fund paid a broker-dealer providing brokerage and research services commissions for effecting a transaction in excess of the commission another broker-dealer would have charged for the same transaction. The Adviser must determine in good faith that such commission was reasonable relative to the value of the brokerage and research services provided, considering either that particular transaction or the Adviser’s overall responsibilities to the Fund. The Adviser is further authorized to allocate orders it places for the Fund to broker-dealers providing products or services that assist in making investment decisions. The Adviser allocates the amounts and proportions of such costs and regularly reports on such allocations to the Fund’s Board of Directors.

The Advisory Agreement authorizes the Adviser to pay commissions on security transactions to broker-dealers furnishing research services in an amount higher than the lowest available rate. The Adviser must determine in good faith that such amount is reasonable in relation to the brokerage and research services provided (as required by Section 28(e) of the Securities Exchange Act of 1934) viewed in terms of the particular transaction or the Adviser’s overall responsibilities with respect to accounts for which it exercises investment discretion. The term brokerage and research services is defined to include (a) providing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and (c) effecting securities transactions and performing related incidental functions, such as clearance, settlement and custody. The advisory fee is not reduced as a result of the Adviser’s receipt of such research.

To the extent research services may be a factor in selecting broker-dealers, such services may be in written form or through direct contact with individuals and may include information about securities, companies, industries, markets, economics, the valuation of investments and portfolio strategy.  Research may be in the form of research reports, electronic market data, computer and technical market analyses, and access to research analysts, corporate management personnel and industry experts.  Research services furnished by broker-dealers effecting securities transactions for the Fund can be used by the Adviser for all advisory accounts. However, the Adviser might not use all such research services in managing the Fund’s portfolio. In the Adviser’s opinion, it is not possible to measure separately the benefits from research services to each advisory account. Because the volume and nature of the trading activities of advisory accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each advisory account for brokerage and research services will vary. However, the Adviser believes the total commissions the Fund pays are not disproportionate to the benefits it receives on a continuing basis.

Because of different objectives or other factors, a particular security may be bought for one or more clients of the Adviser when one or more clients of the Adviser are selling the same security.  Transactions in such securities will be made, insofar as feasible, for the respective Fund and clients in a manner deemed equitable to all.  To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

The Adviser attempts to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and other advisory accounts. In some cases, this procedure could have an adverse effect on the price or amount of securities available to the Fund. The main factors considered in such allocations are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinion of the persons responsible for recommending the investments.

The Adviser anticipates that brokerage commissions and other transaction costs on foreign stock exchange transactions will generally be higher than in the U.S., although the Adviser will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less governmental supervision and regulation of foreign stock exchanges and brokers than in the U.S.

Brokerage commissions paid by the Fund on portfolio transactions for the fiscal years ended December 31, 2010, 2011, and 2012, totaled $53,659, $82,056, and $33,956, respectively. During the last fiscal year, all of the brokerage commissions were paid on transactions having a total value of $23,958,488 to brokers selected because of research services provided to the Adviser.

PORTFOLIO HOLDINGS DISCLOSURE

PUBLICLY AVAILABLE PORTFOLIO HOLDINGS. The Fund’s portfolio holdings are publicly available: (1) at the time such information is filed with the Securities and Exchange Commission (“SEC”) in a publicly available filing; or (2) the day next following the day such information is posted on the www.fpafunds.com website. The Fund’s publicly available portfolio holdings, which may be provided to third parties without prior approval, are: complete portfolio holdings disclosed in the Fund’s semi-annual or annual reports and filed with the SEC on Form N-CSR; complete portfolio holdings disclosed in the Fund’s first and third quarter reports and filed with the SEC on Form N-Q; portfolio statistics, top holdings and sectors disclosed in the Fund’s monthly and quarterly profiles and posted on the FPA Funds’ website approximately 15 days after month-end; and attribution reports containing only sector and/or industry breakdown for the Fund.

NON-PUBLIC PORTFOLIO HOLDINGS. Disclosure of the Fund’s non-public portfolio holdings provides the recipient with information more current than the most recent publicly available portfolio holdings. The Fund has policies and procedures in place that allow the disclosure of non-public portfolio holdings for legitimate business purposes subject to certain conditions. Pursuant to these policies and procedures, the disclosure of non-public portfolio holdings may be considered permissible and within the Fund’s legitimate business purposes with respect to: (1) certain service providers; (2) rating and ranking organizations; and (3) certain other recipients.

RATING AND RANKING ORGANIZATIONS. The Fund’s non-public portfolio holdings may be provided to a rating and ranking organization (e.g., Lipper, Morningstar, etc.), without limitation on the condition that the non-public portfolio holdings will be used for the purposes of developing a rating or ranking and not for trading the Fund.

SERVICE PROVIDERS. A service provider or other third party that receives information about the Fund’s non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g., a person that performs account maintenance and recordkeeping services) may receive non-public portfolio holdings without limitation on the condition that the non- public portfolio holdings will be used solely for the purpose of servicing the Fund and not for use in trading.

The Fund has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Fund: (i) the Adviser and the custodian pursuant to investment management and custody agreements, respectively, under which the Fund’s portfolio holdings information is provided daily on a real-time basis; (ii) accountants, attorneys and other professionals engaged by the Fund to whom the Fund provides portfolio holdings information on a regular basis with varying lag times after the date of the information, and (iii) Morningstar, Inc., and Lipper Inc., to which the Fund’s portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 60-day time lag and no earlier than (a) the date such information is filed on the SEC’s EDGAR system on Form N-Q (for the first and third fiscal quarters) or the Annual or Semi-Annual Report is mailed to shareholders (for the second and fourth fiscal quarters), as applicable, or (b) the date such information is posted to the Fund’s website.

The Chief Compliance Officer of the Fund reports all arrangements to disclose portfolio holdings information to the Board on an annual basis. If the Board determines that disclosure is inappropriate the Fund will promptly terminate the disclosure arrangement. Any material changes to these procedures will be approved by the Board.

PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. Securities maturing in one year or less at the time of acquisition are not included in this computation. The turnover rate for prior periods is shown in the Prospectus under the caption “Financial Highlights.” This rate may vary greatly from year to year as well as within a year.

CAPITAL STOCK

COMMON STOCK. Each share of the Fund participates equally in dividend and liquidation rights. Fund shares are transferable, fully paid and non-assessable, and do not have any preemptive or conversion rights. The Fund has authorized 25 million shares of $0.01 par value Common Stock.

VOTING RIGHTS. The By-laws of the Fund require shareholder meetings to elect Directors only when required by the 1940 Act, which is likely to occur infrequently. In addition, a special meeting of the shareholders will be called, if requested by the holders of 10% of the Fund’s outstanding shares, for the purposes, and to act upon the matters, specified in the request (which may include election or removal of Directors). When matters are submitted for a shareholder vote, each shareholder is entitled to one vote for each share owned. Shares of the Fund do not have cumulative voting rights, which means holders of more than 50% of Fund shares voting for the election of Directors can elect 100% of the Directors if they so choose. In such event, holders of the remaining Fund shares are not able to elect any person or persons to the Fund’s Board of Directors.

PURCHASE AND REDEMPTION OF SHARES

NET ASSET VALUE. Net asset value is computed as of the close of the New York Stock Exchange (“NYSE”) on each business day during which the NYSE is open. Net asset value, rounded to the nearest cent per share, is the total market value of all the Fund’s portfolio securities plus other assets (including any accrued reimbursement of expenses), less all liabilities, divided by the total number of Fund shares outstanding. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day.  If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities’ value, in the judgment of the Fund’s officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by authority of the Fund’s Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security’s value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

AUTHORIZED FINANCIAL INTERMEDIARIES. The Fund has authorized certain financial intermediaries including one or more brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund is deemed to have received a purchase or redemption order when an authorized financial intermediary, including an authorized broker or if applicable a broker’s authorized designee, accepts the order. No other action is required by the shareholder who places an order with a financial intermediary. Customer orders are priced at the Fund’s net asset value next computed after they are accepted by an authorized financial intermediary, including an authorized broker or the broker’s authorized designee. Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by the Fund’s transfer agent. In some circumstances, the Fund will pay the service provider a fee for performing these services.

FPA EXCHANGE PRIVILEGE. The procedures for exchanging shares between FPA Funds are described under “Exchanging Your Fund Shares” in the Fund’s Prospectus. If the account registration information for the two FPA Fund accounts involved in the exchange are different in any respect, the exchange instructions must be in writing and must contain a signature guarantee as described under “Selling (Redeeming) Your Shares” in the Fund’s Prospectus.

By use of the exchange privilege, the investor authorizes the Shareholder Service Agent to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by the Shareholder Service Agent to be genuine. The Shareholder Service Agent uses procedures it considers reasonable to confirm exchange instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed. The Shareholder Service Agent’s records of such instructions are binding.

Exchange requests received on a business day before shares of the Funds involved in the request are priced, are processed on the date of receipt by the Shareholder Service Agent. “Processing “ a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined after receipt. Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share next determined after receipt by the Shareholder Service Agent. Exchange requests received on a business day after the time shares of the Funds involved in the request are priced, are processed on the next business day as described above.

REDEMPTION OF SHARES. Redemptions are not made on days when the NYSE is closed, including those holidays listed under “Purchase and Redemption of Shares - Net Asset Value.” The right of redemption can be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the Securities and Exchange Commission, by order, so permits.

TELEPHONE REDEMPTION. Redemptions can be made by telephone once the shareholder has properly completed and returned to the Shareholder Service Agent the Account Application indicating that the shareholder has elected the telephone redemption option. The shareholder may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or they may designate a bank account (“Designated Bank”) to which the proceeds of such redemptions are sent. New investors who wish to establish the telephone redemption privilege must complete the appropriate section on the Account Privileges Change Form. Existing shareholders who wish to establish the telephone redemption privilege or change the Designated Bank should either enter the new information on an Account Privileges Change Form, marking it for “change of information” purposes, or send a letter identifying the Fund account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder’s name(s) appear on the account. All signatures require a guarantee as described under “Selling (Redeeming) Your Shares” in the Fund’s Prospectus. The Account Application and Account Privileges Change Form are available from authorized security dealers or the Distributor.

Shareholders who want to use a savings and loan (“S&L”) as their Designated Bank are advised that if the S&L is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank that is a correspondent of the S&L. As this may delay receipt by the shareholder’s account, it is suggested that shareholders who wish to use an S&L discuss wire procedures with their S&L and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to such Designated Bank.

A shareholder can cancel the telephone redemption authorization upon written notice. If the shareholder has authorized telephone redemptions, neither the Fund nor the Shareholder Service Agent is responsible for any unauthorized telephone redemptions. If the Fund shares to be redeemed by telephone (technically a repurchase by agreement between the Fund and the shareholder) were recently purchased by check, the Shareholder Service Agent can delay transmitting the proceeds until the purchasing check has cleared but no more than 15 days from purchase.

The Shareholder Service Agent uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed.

2% REDEMPTION FEE. No fee applies to a redemption if shares were held more than 90 days. A redemption fee of 2% is imposed on redemptions (except by exchange) made within 90 days of purchase. In determining how long shares of the Fund have been held, the Fund assumes that shares held by investor the longest period of time will be sold first.

The ability of the Fund to assess the redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by their systems limitations. Further, the Fund may not apply the redemption fee to certain types of redemptions that officers of the Fund believe are not part of a pattern of frequent trading to profit from short-term securities market fluctuations, such as: redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans; redemptions requested for hardships such as the death or disability of the shareholder (or, if a trust, its beneficiary); redemptions for certain retirement plan transactions such as closing de minimis accounts, loans, plan fees, required minimum distributions, return of excess contributions, QDRO (qualified domestic relations order), automatic payroll contributions, and withdrawals at termination; redemptions requested for a QDIA (qualified default investment alternative) or redemptions initiated by the Fund. The 2% redemption fee does not apply to shares acquired through reinvested dividends or capital gain distributions. The 2% redemption fee is applied to the lesser of the purchase or redemption price if the redemption reduces the account to less than the original investment. The redemption fee is withheld from the redemption proceeds and paid to the Fund in order to defray the costs associated with such redemption.

EXCESSIVE TRADING. The Fund is not intended as a vehicle for frequent trading in an attempt to profit from short-term fluctuations in the securities markets and does not accomodate frequent trading. The Board of Directors has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions. Such trading could interfere with the efficient management of the Fund's portfolio, increase brokerage and administrative costs and dilute the value of Fund shares held by long-term investors. The fact that the Fund has imposed a 2% redemption fee serves as a deterrent to frequent trading on shares held less than 90 days. The preceding section titled "2% Redemption Fee" provides a description of how this redemption fee is applied. In addition, exchanges between this Fund and the other FPA Funds are limited to no more than four exchanges during any calendar year (see the section titled "How to Exchange Your Shares" in the Prospectus). Irrespective of these redemption fee charges and exchange limits, the Fund reserves the right to reject any purchase request (including in connection with on exchange) if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund. Notifications will be made in writing by the Fund within five days. There can be no assurance that the Fund will successfully detect or prevent market timing.

TAX SHELTERED RETIREMENT PLANS

Through the Distributor, prototype retirement plans are available for purchase of Fund shares. These include plans for self-employed individuals and plans for individuals buying shares under an Individual Retirement Account. A penalty tax applies, in general, to distributions made before age 59-1/2, excess contributions and failure to start distribution of the account at age 70-1/2. Borrowing from or against the account could also result in plan disqualification. Distributions from these retirement plans generally are taxable as ordinary income when received.

UMB Fund Services, Inc. presently acts as custodian for these retirement plans and imposes fees for administering them. When contributions for any tax-qualified plan are invested in Fund shares, all dividends and capital gains distributions paid on those Fund shares are retained in such plan and automatically reinvested in additional Fund shares at net asset value. All earnings accumulate tax-deferred until distribution.

The investor should consult his or her own tax adviser concerning the tax ramifications of establishing, and receiving distributions from, a retirement plan.

FEDERAL TAX ASPECTS

GENERAL

The Fund intends to continue to qualify for treatment as a “regulated investment company” (as defined in section 851(a) of the Internal Revenue Code of 1986, as amended (“Code”)) (“RIC”).  By doing so, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

To continue to qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements.  These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or those currencies (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than government securities or securities of other RICs) of any one issuer or (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses (“Diversification Requirements”).

If the Fund failed to qualify for treatment as a RIC for any taxable year - either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable, or determined not to, avail itself of provisions enacted as part of the Regulated Investment Company Modernization Act of 2010 that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — then for federal tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders.  In addition, for those purposes the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income — except that, for individual and certain other non-corporate shareholders, the part thereof that is “qualified dividend income” (as described in the Prospectus) (“QDI”) would be subject to federal income tax at the rates for net capital gain, a maximum of 15% for a single shareholder with taxable income not exceeding $400,000 ($450,000 for married shareholders filing jointly) and 20% for those non-corporate shareholders with taxable income exceeding those respective amounts — and all or part of those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances.  Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

The Fund will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.  The Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year.  The Fund intends to continue to meet this distribution requirement to avoid Excise Tax liability.

FOREIGN INVESTMENTS

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (“foreign taxes”) that would reduce the total return on its investments.  Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains on investments by foreign investors.

If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and intends to (as it has done in previous taxable years), file an election with the Internal Revenue Service (“Service”) that would enable its shareholders to benefit from any foreign tax credit or deduction available for any foreign taxes the Fund pays.  Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income.  For any taxable year the Fund makes this election, it will report to its shareholders shortly after that year their respective shares of the foreign taxes it paid and its foreign-source income.

Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and whose foreign source income is all “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.  A shareholder will not be entitled to credit or deduct its allocable portions of foreign taxes the Fund paid if the shareholder has not held Fund shares for at least 16 days during the 30-day period beginning 15 days before the ex-distribution date for those shares.  The minimum holding period will be extended if the shareholder’s risk of loss with respect to those shares is reduced by reason of holding an offsetting position.  No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.  A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its U.S. income tax liability unless the Fund dividends it receives are effectively connected with a U.S. trade or business.

The Fund may invest in the stock of “passive foreign investment companies” (each, a “PFIC”).  A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on stock of a PFIC or of any gain on its disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders.  The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  Fund distributions thereof will not be eligible for the reduced maximum federal income tax rates on individuals’ QDI mentioned above.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the Fund did not receive those earnings and gain from the QEF.  In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

The Fund may elect to “mark to market” any stock in a PFIC it owns at the end of its taxable year.  “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein (including mark-to-market gain for each prior year for which an election was in effect) as of the end of that year.  Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election.  The Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that the Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein.  The Fund reserves the right to make investments in PFICs as a matter of its investment policy.

FOREIGN CURRENCIES

Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), if any, will be treated as qualifying income under the Income Requirement.  The Fund monitors its transactions, and seeks to make appropriate tax elections, if any, and entries in its books and records when it acquires any foreign currency, (1) to mitigate the effect of complex rules that determine for income tax purposes the amount, character, and timing of recognition of the gains and losses it realizes in connection therewith, (2) to prevent its disqualification as a RIC, and (3) to minimize the imposition of federal income and excise taxes.

Under Code section 988, any gains or losses (1) from the disposition of foreign currencies and (2) that are attributable to exchange rate fluctuations between the time the Fund accrues dividends, interest, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss.  These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.  If the Fund’s section 988 losses exceed other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares.  Although the Fund values its assets daily in terms of U.S. dollars, it is not likely to physically convert all of its holdings of foreign currencies into U.S. dollars on a daily basis.  When the Fund does so, it will incur the costs of currency conversion.

TAXATION OF THE FUND’S SHAREHOLDERS

A capital loss a shareholder realizes on a redemption of Fund shares held for six months or less must be treated as a long-term (not a short-term) capital loss to the extent of any capital gain distributions received with respect to those shares.  In addition, any loss a shareholder realizes on a redemption of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares.  In that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss.

If the net asset value of a shareholder’s Fund shares is reduced, by reason of a distribution of net investment income or realized net capital gains, below the shareholder’s cost, the distribution nevertheless will be taxable to the shareholder, and a sale of those shares at that time would result in a capital loss for federal income tax purposes.

Dividends the Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate).  Two categories of dividends, however, “short-term capital gain dividends” and “interest-related dividends,” if reported by the Fund in writing to its shareholders, will be exempt from that tax.  “Short-term capital gain dividends” are dividends that are attributable to net short-term capital gain, computed with certain adjustments.  “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain original issue discount, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States.  The exemption from withholding tax will apply to short-term capital gain dividends and interest-related dividends the Fund pays to foreign investors, with certain exceptions, only with respect to Fund taxable years beginning before January 1, 2014 (unless the period for the exemption’s applicability is extended by legislation, which has occurred frequently).

Under legislation enacted in March 2010 known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund will be required to withhold 30% of (1) income dividends it pays after December 31, 2013, and (2) capital gain distributions and the proceeds of share redemptions it pays after December 31, 2016, to certain foreign shareholders that fail to meet certain information reporting or certification requirements.  Those foreign shareholders include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”).  To avoid withholding under FATCA, (a) an FFI must enter into an information sharing agreement with the Service in which it agrees to report identifying information (including name, address, and taxpayer identification number) of the shareholder’s direct and indirect U.S. owners and (b) an NFFE must provide requisite information to the withholding agent regarding its U.S. owners, if any.  Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by regulations and other guidance.  Under recently finalized regulations, an FFI will need to enter into such an agreement with the Service by December 31, 2013, to insure that it will be identified as FATCA-compliant in sufficient time to allow the Fund to refrain from withholding beginning on January 1, 2014.  A foreign shareholder that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA (currently proposed as Form W-8BEN-E) in order to avoid the FATCA withholding.

Under the regulations, the information sharing agreement that FFIs must enter into in order to achieve FATCA compliance also would require them to commence information reporting for the calendar year 2013, due March 31, 2015.  For 2013 and 2014, FFIs would only need to report name, address, taxpayer identification number, and account number and balance; and thereafter, they also would be obligated to report income earned on the account.  Foreign investors should consult their own tax advisers regarding the impact of these requirements on their investment in the Fund.

*                                         *                                         *                                         *                                         *

The foregoing is an abbreviated summary of the federal income tax consequences of an investment in the Fund. It is based on the applicable provisions of the Code and Treasury regulations presently in effect and existing judicial decisions and administrative pronouncements, all of which are subject to change, or differing interpretations, any of which may be prospective or retroactive.  Fund distributions also may be subject to state and local taxes.  Investors are urged to consult their attorneys or other tax advisers regarding specific questions as to federal, foreign, state, or local taxes.

DISTRIBUTOR

The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. The offering of the Fund’s shares is continuous. The Distribution Agreement has an initial term of two years and thereafter is renewable annually if specifically approved each year (a) by the Fund’s Board of Directors or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities and (b) by a majority of the Fund’s Directors who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for such purpose. The Distribution Agreement has been approved by the Board of Directors and a majority of the Fund’s Directors who are not parties to the Distribution Agreement or interested persons of any such party (as defined in the 1940 Act). The Distribution Agreement terminates if assigned (as defined in the 1940 Act) and may be terminated, without penalty, by either party on 60 days’ written notice. The Distributor’s obligation under the Distribution Agreement is an agency or best efforts arrangement pursuant to which the Distributor is required to take and pay for only those Fund shares sold to the public. The Distributor is not obligated to sell any stated number of Fund shares.

Effective September 30, 2012, the Distributor replaced FPA Fund Distributors, Inc. as the Distributor of the Fund.

During the fiscal years ended December 31, 2010, 2011, and 2012, total underwriting commissions on the sale of Fund shares were $219,134, $401,423, and $154,203, respectively. Of such totals, the amount retained each year by the Fund’s former Distributor, after reallowance to other dealers, was $11,621, $20,551, and $7,415, respectively.

FINANCIAL STATEMENTS

The financial statements incorporated by reference from the Fund’s Annual Report for the year ended December 31, 2012, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of such firm given their authority as experts in accounting and auditing. The annual report is available upon request without charge by contacting the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information or at www.fpafunds.com.

DETERMINATION OF NET ASSET VALUE — DECEMBER 31, 2012

Offering and redemption price per share

(Net assets divided by shares outstanding) $ 41.09

Other information — The Fund reserves the right to modify the privileges described in this Statement of Additional Information at any time.

PART C. OTHER INFORMATION

ITEM 27. FINANCIAL STATEMENTS.

Financial Statements for the year ended December 31, 2012 are incorporated herein by reference.

ITEM 28. EXHIBITS (1933 Act File No. 2-87607; 1940 Act File No. 811-3896)

(a)(1)                  The Articles of Incorporation were filed as Exhibit 1 to Post-Effective Amendment No. 17 of Registrant’s Registration Statement on Form N-1A filed on May 3, 1999 and are incorporated herein by reference.

(a)(2)                  Certificate of Amendment, dated November 29, 1983, to Articles of Incorporation was filed as Exhibit 1.1 to Post-Effective Amendment No. 17 of Registrant’s Registration Statement on Form N-1A filed on May 3, 1999 and is incorporated herein by reference.

(b)                                 Amended and Restated By-Laws were filed as Exhibit 2 to Post-Effective Amendment No. 17 of Registrant’s Registration Statement on Form N-1A filed on May 3, 1999 and are incorporated herein by reference.

(b)(1)                  Amendment to Article II, Section 7, of the By-Laws, effective November 15, 2005 was filed as Exhibit (b)(1) to Post-Effective Amendment No. 24 of Registrant’s Registration Statement on Form N-1A filed on May 1, 2006 and is incorporated herein by reference.

(b)(2)                  Amendment to Article II, Section 7, of the By-Laws, effective August 8, 2006 was filed as Exhibit (b)(2) to Post-Effective Amendment No. 25 of Registrant’s Registration Statement on Form N-1A filed on May 1, 2007 and is incorporated herein by reference.

(c)                                  Specimen Common Stock Certificate was filed as Exhibit 4 to Post-Effective Amendment No. 16 of Registrant’s Registration Statement on Form N-1A filed on March 4, 1999 and is incorporated herein by reference.

(d)                                 Investment Advisory Agreement between Registrant and First Pacific Advisors, LLC was filed as Exhibit (d) to Post-Effective Amendment No. 25 of Registrant’s Registration Statement on Form N-1A filed on May 1, 2007 and is incorporated herein by reference.

(e)(1)                   Distribution Agreement between Registrant and FPA Fund Distributors, Inc. was filed as Exhibit (e)(1) to Post-Effective Amendment No. 25 of Registrant’s Registration Statement on Form N-1A filed on May 1, 2007 and is incorporated herein by reference.

(e)(2)                   Specimen Selling Group Agreement was filed as Exhibit 5.1 to Post-Effective Amendment No. 17 of Registrant’s Registration Statement on Form N-1A filed on May 3, 1999 and is incorporated herein by reference.

(e)(3)                   Smith Barney Inc. Mutual Fund Dealer Agreement was filed as Exhibit 6.2 to Post-Effective Amendment No. 14 of Registrant’s Registration

Statement on Form N-1A filed on May 1, 1997 and is incorporated herein by reference.

(e)(4)                   Distribution Agreement between Registrant and UMB Distribution Services, LLC was filed as Exhibit (e)(1) to Post–Effective Amendment No. 31 of Registrant’s Registration Statement on Form N–1A filed on March 1, 2013 and is incorporated herein by reference.

(e)(5)                   Specimen Selling Group Agreement was filed as Exhibit (e)(2) to Post–Effective Amendment No. 31 of Registrant’s Registration Statement on Form N–1A filed on March 1, 2013 and is incorporated herein by reference.

(g)(1)                   Custodian Agreement between Registrant and State Street Bank and Trust Company was filed as Exhibit 7 Post-Effective Amendment No. 17 of Registrant’s Registration Statement on Form N-1A filed on May 3, 1999 and is incorporated herein by reference.

(g)(2)                   Amendment to the Custodian Contract, dated November 1, 1988, was filed as Exhibit 7.1 to Post-Effective Amendment No. 17 of Registrant’s Registration Statement on Form N-1A filed on May 3, 1999 and is incorporated herein by reference.

(g)(3)                   Custodian Fee Schedule Addendum for GNMA Securities Traded through Participants Trust Company was filed as Exhibit 7.2 to Post-Effective Amendment No. 17 of Registrant’s Registration Statement on Form N-1A filed on May 3, 1999 and is incorporated herein by reference.

(g)(4)                   Amendment to the Custodian Contract was filed as Exhibit 8.4 to Post-Effective Amendment No. 13 of Registrant’s Registration Statement on Form N-1A filed on May 1, 1996 and is incorporated herein by reference.

(g)(5)                   Amendment to the Custodian Contract was filed as Exhibit 8.5 to Post-Effective Amendment No. 15 of Registrant’s Registration Statement on Form N-1A filed on May 1, 1998 and is incorporated herein by reference.

(g)(6)                   Amendment to the Custodian Contract was filed as Exhibit (g)(6) to Post-Effective Amendment No. 20 of Registrant’s Registration Statement on Form N-1A filed on March 1, 2002 and is incorporated herein by reference.

(h)                                 State Street Bank and Trust Company Universal Individual Retirement Account Information Kit was filed as Exhibit 14.1 to Post-Effective Amendment No. 15 of Registrant’s Registration Statement on Form N-1A filed on May 1, 1998 and is incorporated herein by reference.

(h)(1)                  Transfer Agency Agreement between UMB Fund Services, Inc. and the Registrant was filed as Exhibit (h)(1) to Post–Effective Amendment No. 31 of Registrant’s Registration Statement on Form N–1A filed on March 1, 2013 and is incorporated herein by reference.

(h)(2)                  UMB Fund Services, Inc. Retirement Plan Agreement was filed as Exhibit (h)(2) to Post–Effective Amendment No. 31 of Registrant’s Registration Statement on Form N–1A filed on March 1, 2013, and is incorporated herein by reference.

(i)                                     Opinion and Consent of Counsel was filed as Exhibit (i) to Post-Effective Amendment No. 18 of Registrant’s Registration Statement on Form N-1A filed on May 1, 2000 and is incorporated herein by reference.

(j)                                    Consent of Independent Registered Public Accounting Firm (filed as page C-8).

(n)(1)                  Code of Ethics of Registrant was filed as Exhibit (n)(1) to Post-Effective Amendment No. 19 of Registrant’s Registration Statement on Form N-1A filed on May 1, 2001 and is incorporated herein by reference.

(n)(2)                  Code of Ethics of First Pacific Advisors, Inc. and of FPA Fund Distributors, Inc. was filed as Exhibit (n)(2) to Post-Effective Amendment No. 19 of Registrant’s Registration Statement on Form N-1A filed on May 1, 2001 and is incorporated herein by reference.

(n)(3)                  Code of Ethics of First Pacific Advisors, Inc. and of FPA Fund Distributors, Inc. was filed as Exhibit (n)(3) to Post-Effective Amendment No. 22 of Registrant’s Registration Statement on Form N-1A filed on May 3, 2004 and is incorporated herein by reference.

(n)(4)                  Code of Ethics of Registrant was filed as Exhibit (n)(4) to Post-Effective Amendment No. 23 of Registrant’s Registration  Statement on Form N-1A filed on May 2, 2005 and is incorporated herein by reference.

(n)(5)                  Code of Ethics of First Pacific Advisors, Inc. and of FPA Fund Distributors, Inc was filed as Exhibit (n)(5) to Post-Effective Amendment No. 24 of Registrant’s Registration Statement on Form N-1A filed on May 1, 2006 and is incorporated herein by reference.

(n)(6)                  Code of Ethics of Registrant was filed as Exhibit (n)(6) to Post-Effective Amendment No. 25 of Registrant’s Registration Statement on Form N-1A filed on May 1, 2007 and is incorporated herein by reference.

(n)(7)                  Code of Ethics of First Pacific Advisors, LLC and of FPA Fund Distributors, Inc. was filed as Exhibit (n)(7) to Post-Effective Amendment No. 25 of Registrant’s Registration Statement on Form N-1A filed on May 1, 2007 and is incorporated herein by reference.

(n)(8)                  Code of Ethics of First Pacific Advisors, LLC and of FPA Fund Distributors, Inc. was filed as Exhibit (n)(8) to Post-Effective Amendment No. 27 of Registrant’s Registration Statement on Form N-1A filed on April 30, 2009 and is incorporated herein by reference.

(n)(9)                Code of Ethics of First Pacific Advisors, LLC and of FPA Fund Distributors, Inc. was filed as Exhibit (n)(9) to Post-Effective Amendment No. 29 of Registrant’s Registration Statement on Form N-1A filed on May 2, 2011.

(n)(10)           Code of Ethics of First Pacific Advisors, LLC and of FPA Fund Distributors, Inc. was filed as Exhibit (n)(10) to Post–Effective Amendment No. 30 of Registrant’s Registration Statement on Form N–lA filed on April 30, 2012, and is incorporated herein by reference.

(n)(11)           Code of Ethics of First Pacific Advisors, LLC was filed as Exhibit (p)(2) to Post–Effective Amendment No. 31 of Registrant’s Registration Statement on Form N–1A filed on March 1, 2013, and is incorporated herein by reference.

(n)(12)           Code of Ethics of UMB Distribution Services, LLC was filed as Exhibit (p)(3) to Post–Effective Amendment No. 31 of Registrant’s Registration Statement on Form N–1A filed on March 1, 2013, and is incorporated herein by reference.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

None.

ITEM 30. INDEMNIFICATION.

Article VI, Section 2, of Registrant’s By-Laws, filed as Exhibit (b) hereto, provides for the indemnification of Registrant’s directors and officers to the full extent permissible under the general laws of the State of Maryland, the Securities Act of 1933 (“Securities Act”) and the Investment Company Act of 1940; provided, however, that such indemnity shall not protect any such person against any liability to Registrant or any of its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. It is expected that Registrant will obtain from a major insurance carrier a directors’ and officers’ liability policy covering certain types of errors and omissions.

Insofar as indemnification of liability under the Securities Act may be permitted for directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

During the last two fiscal years, First Pacific Advisors, LLC, the investment adviser to Registrant (“Adviser”), has not engaged in any other business of a substantial nature except as investment adviser to Source Capital, Inc. (“Source”), a registered closed-end investment company; as investment adviser to FPA Capital Fund, Inc. (“Capital”), FPA New Income, Inc. (“New Income”), FPA Paramount Fund, Inc. (“Paramount”), FPA Funds Trust’s FPA Crescent Fund (“Crescent”), and FPA Funds Trust’s FPA International Value Fund (“International Value”), each a registered open-end investment company; as sub-advisor to LG Masters Smaller Companies Fund, and LG Masters Alternative Strategies Fund, each a registered open-end investment company; and as investment adviser to institutional accounts. During the last two fiscal years, no director or officer of the Adviser has engaged for his own account or in the capacity of director, officer, employee, partner or trustee, in any other business, profession, vocation or employment of a substantial nature except as described under the caption “Directors and Officers of the Fund” in Part B hereof and as set forth below.

NAME AND POSITION
WITH ADVISER	OTHER AFFILIATIONS (1)
J. Richard Atwood,	(2)
Managing Partner & Chief Operating Officer

Robert L. Rodriguez,	Director and Officer of Capital and New Income.
Managing Partner & Chief Executive Officer

Steven T. Romick,	(2)
Managing Partner

Thomas H. Atteberry,	Officer of New Income.
Partner

Dennis M. Bryan,	Officer of Capital.
Partner

Rikard B. Ekstrand,	Officer of Capital.
Partner

Eric S. Ende,	(2)
Partner

Steven R. Geist,	Officer of Source, Paramount and Perennial.
Partner

J. Mark Hancock,	—
Senior Managing Director

Nico Y. Mizrahi,	—
Managing Director

Brian A. Selmo,	—
Managing Director

Mark Landecker,	—
Managing Director

Pierre O. Py,	Officer of International Value and Paramount
Managing Director

Arik A. Ahitov,	—
Senior Vice President

E. Lake Setzler III,	(2)
Senior Vice President
& Controller

Jason Dempsey	—
Senior Vice President

Victor Liu	—
Senior Vice President

Melinda J. Newman	—
Senior Vice President

Matthew C. Waz	—
Senior Vice President

Christopher H. Thomas,	(2)
Vice President &
Chief Compliance Officer

Ann M. Shigemura - Hildebrand,	—
Vice President

Julian W.H. Mann,	—
Vice President

Gregory R. Nathan,	—
Vice President

Gregory A. Herr,	Officer of Paramount
Vice President

Abhijeet V. Partwardhan,	—
Vice President

Ravi R. Mehra,	—
Vice President

Christopher Lozano,	—
Vice President

Stephen W. O’Neil,	—
Vice President & Head Trader

Marie McAvenia,	—
Vice President

Ryan A. Leggio,	—
Vice President

Andrew August	—
Vice President

Michael A. Billings	—
Vice President

Gregory M. Crouch	—
Vice President

Nile R. Garretson	—
Vice President

Sean M. Korduner	—
Vice President

Brandon G. Stranzl	—
Vice President

Brande L. Winget	—
Vice President

Adam B. Pivko,	—
Vice President & Trader

Sherry Sasaki,	(2)
Assistant Vice President
& Secretary

Cheryl L. Schmitz,	—
Assistant Vice President

Michael P. Gomez,	a (2)
Assistant Vice President & Assistant Controller

(1)  The address of each company named is 11400 W. Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

(2)  A description of such person’s other affiliations is given under the caption “Fund Directors and Officers” in Part B hereof.

ITEM 32. PRINCIPAL UNDERWRITERS.

(a) UMB Distribution Services, LLC, the principal underwriter for Registrant, acts as a principal underwriter for Aspiriant Global Equity Trust, Cheswold Lane Funds, Commonwealth International Series Trust, FPA Funds Trust, FPA Capital Fund, Inc., FPA New Income, Inc., FPA Perennial Fund, Inc., Giant 5 Funds, Green Century Funds, The Marsico Investment Fund, Scout Funds, Vericimetry Funds, The Westport Funds, and Ziegler Lotsoff Capital Management Investment Trust.

(b) The following information is furnished with respect to each director and officer of UMB Distribution Services, LLC.

NAME AND PRINCIPAL	POSITIONS & OFFICES WITH	POSITIONS AND OFFICES
BUSINESS ADDRESS	PRINCIPAL UNDERWRITER	WITH REGISTRANT

Maureen Quill (1)	President	-0-

Christine L. Mortensen (1)	Treasurer	-0-

Constance D. Shannon (1)	Secretary	-0-

Karen L. Fay Luedtke (1)	Chief Compliance Officer	-0-

ITEM 33. LOCATION OF BOOKS AND RECORDS.

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of Mr. J. Richard Atwood, Treasurer of Registrant*, except as otherwise stated below:

SUBPARAGRAPH OF	PHYSICAL POSSESSION
RULE 31a-1	OF REQUIRED RECORDS

(b)(2)(iv)	UMB Fund Services, Inc.,
Shareholder Service Agent for Registrant**

(b)(4)	Sherry Sasaki,
Secretary of Registrant*

(f)	First Pacific Advisors, LLC,
Investment Adviser to Registrant*

*      11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064

**   P.O. Box 2175, Milwaukee, WI 53233-2301

ITEM 34. MANAGEMENT SERVICES.

There is no management-related service contract under which services are provided to Registrant which is not discussed in Parts A or B hereof.

ITEMS 35. UNDERTAKINGS.

Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on the 30th day of April, 2013.

FPA PERENNIAL FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/S/ ERIC S. ENDE	President	April 30, 2013
Eric S. Ende	(Principal Executive
Officer)

/S/ J. RICHARD ATWOOD	Treasurer	April 30, 2013
J. Richard Atwood	(Principal Financial
Officer and Principal
Accounting Officer)

/S/ WILLARD H. ALTMAN, JR.	Director	April 30, 2013
Willard H. Altman, Jr.

/S/ ERIC S. ENDE	Director	April 30, 2013
Eric S. Ende

/S/ THOMAS P. MERRICK	Director	April 30, 2013
Thomas P. Merrick

/S/ A. ROBERT PISANO	Director	April 30, 2013
A. Robert Pisano

/S/ PATRICK B. PURCELL	Director	April 30, 2013
Patrick B. Purcell

/S/ ALLAN M. RUDNICK	Director	April 30, 2013
Allan M. Rudnick

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 33 to Registration Statement No. 2-87607 on Form N-1A of our report dated February 15, 2013 relating to the financial statements of FPA Perennial Fund, Inc. appearing in the Annual Report on Form N-CSR of FPA Perennial Fund, Inc. for the year ended December 31, 2012, and to the references to us under the heading “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information, which are parts of such Registration Statement.

/s/ Deloitte & Touche LLP

Los Angeles, California

April 30, 2013

EXHIBIT INDEX

EXHIBIT

(j)	Consent of Independent Registered Public Accounting Firm (filed as page C-8).

All other applicable exhibits are incorporated herein by reference.